SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Exhibit 10.4

CRUDE OIL GATHERING, STABILIZATION, BLENDING AND STORAGE AGREEMENT

BY AND AMONG

OASIS PETROLEUM NORTH AMERICA LLC,

OASIS PETROLEUM MARKETING LLC,

OASIS MIDSTREAM SERVICES LLC,

AND

OASIS MIDSTREAM PARTNERS LP

DATED AS OF

SEPTEMBER 25, 2017

WILD BASIN

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

i

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

ii

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

EXHIBITS

Exhibit A	Dedicated Acreage
Exhibit B	Gathering System
Exhibit C	Form of Right of Way Agreement
Exhibit D	Conflicting Dedications and Excluded Wells
Exhibit E	Form of Memorandum of Agreement
Exhibit F	Form of Shipper’s Balance Statement
Exhibit G	Reserved
Exhibit H	Form of Monthly Statement
Exhibit I	Fees
Exhibit J	Gatherer Provisions

iii

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

CRUDE OIL GATHERING, STABILIZATION, BLENDING

AND STORAGE AGREEMENT

This Crude Oil Gathering, Stabilization, Blending and Storage Agreement (this “Agreement”), dated as of September 25, 2017 (the “Effective Date”), is by and among OASIS PETROLEUM NORTH AMERICA LLC, a Delaware limited liability company (“Producer”), OASIS PETROLEUM MARKETING LLC, a Delaware limited liability company (“Shipper”), OASIS MIDSTREAM SERVICES LLC, a Delaware limited liability company (“OMS”), and OASIS MIDSTREAM PARTNERS LP, a Delaware limited partnership (“MLP”, and collectively with OMS, “Gatherer”). Producer, Shipper and Gatherer may be referred to herein individually as a “Party” or collectively as the “Parties”.

RECITALS

A.    Producer owns Interests and intends to produce Crude Oil from Wells on the Dedicated Acreage.

B.    Shipper has contracted with Producer to purchase Crude Oil produced by Producer from Wells on the Dedicated Acreage, which Crude Oil will be purchased at the Receipt Points.

C.    Gatherer owns the Gathering System, which gathers Crude Oil from certain Wells of Producer. Gatherer anticipates the expansion of the Gathering System to connect additional Wells of Producer.

D.    Shipper desires to contract with Gatherer to provide the Services on the Gathering System with respect to Dedicated Crude Oil, including gathering, stabilization, blending and storage of such Dedicated Crude Oil, and Gatherer desires to provide the Services to Shipper, in each case in accordance with the terms and conditions of this Agreement.

E.    In consideration of Shipper’s obligation to purchase Crude Oil from Producer, Producer has agreed (i) to dedicate and commit to deliver Dedicated Crude Oil to Gatherer under this Agreement and (ii) to perform certain other obligations under this Agreement, in each case in accordance with the terms and conditions of this Agreement.

NOW THEREFORE, in consideration of the premises and mutual covenants set forth in this Agreement, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

Capitalized terms used, but not otherwise defined, in this Agreement shall have the respective meanings given to such terms set forth below:

Affiliate. Any Person that, directly or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with another Person. Affiliated shall have the correlative meaning. Notwithstanding the foregoing, for purposes of this Agreement, Gatherer and its subsidiaries shall not be Affiliates of Producer or Shipper and or their respective other subsidiaries, and neither Shipper nor Producer nor any of their respective subsidiaries shall be Affiliates of Gatherer and its other subsidiaries.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Agreed Formation. The Bakken/Three Forks formation and any other formation which the Parties agree after the Effective Date will be subject to the dedication hereunder.

Agreement. As defined in the preamble hereof.

API. The American Petroleum Institute.

API Gravity. The gravity determined in accordance with the currently-applicable American Society for Testing Materials Designation.

Applicable Law. Any law (including any Environmental Law), rule, regulation, ordinance, code, order, writ, judgment, decree or rule of common law or any judicial or administrative interpretation thereof or other legal or regulatory determination by a Governmental Authority of competent jurisdiction.

Barrel. 42 Gallons at 60 degrees Fahrenheit and zero gauge pressure.

Business Day. Any calendar Day on which commercial banks in Houston, Texas are open for business.

CDP. A central delivery point at which Producer aggregates volumes of Crude Oil produced from one or more Wells that will be connected to the Gathering System in accordance with this Agreement, including the Planned CDPs.

Central Processing Facility. The Crude Oil processing facility, together with any related stabilization, blending, storage and Delivery Point facilities, to be installed and constructed by Gatherer and located in Section 35, T151N R98W, McKenzie County, North Dakota.

Completion Deadline. As defined in Section 3.3(b).

Confidential Information. As defined in Section 17.6(a).

Conflicting Dedication. Any gathering, stabilization, blending or storage agreement or other commitment or arrangement that would require Dedicated Crude Oil to be gathered, stabilized, blended or stored on any gathering system or in any other facilities other than the Gathering System.

Connection Notice. As defined in Section 3.3(b).

Contract Year. Each of (a) the period from the Effective Date through December 31, 2017, (b) the period from January 1, 2018 through December 31, 2018 and (c) each period of 12 consecutive Months thereafter.

Control. Possessing the power to direct or cause the direction of the management and policies of a Person, whether through ownership, by contract or otherwise. Notwithstanding the foregoing, any Person shall be deemed to control any specified Person if such Person owns

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GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

50% or more of the voting securities of the specified Person, or if the specified Person owns 50% or more of the voting securities of such Person, or if 50% or more of the voting securities of the specified Person and such Person are under common control. Controlled and Controls shall have correlative meanings.

Crude Oil. Any mixture of hydrocarbons that is produced from an oil and gas well as a liquid and remains liquid at atmospheric pressure.

Crude Oil Quality Specifications. As defined in Section 9.1.

Day. A period commencing at 7:00 a.m., Central Standard Time, on a calendar day and ending at 7:00 a.m., Central Standard Time, on the next succeeding calendar day. Daily shall have the correlative meaning.

Dedicated Acreage. The area identified on Exhibit A.

Dedicated Crude Oil. All Crude Oil produced on or after the Effective Date (except for the Crude Oil produced from the Excluded Wells) that Producer has the right to control and deliver for gathering and that is attributable to any Dedicated Property and is produced through a Well from an Agreed Formation.

Dedicated Properties. All Interests now owned or hereafter acquired by Producer and located wholly within the Dedicated Acreage.

Delivery Point(s). The point of interconnection between the Gathering System and the inlet valve of the measurement facilities at the Oasis Midstream Services Wild Basin Transportation System located in the northwest corner of Section 35, T151N R98W, McKenzie County, North Dakota, and any other point of interconnection between the Gathering System and the facilities of a third party that may be constructed and connected after the Effective Date for delivery of Crude Oil out of the Gathering System pursuant to the provisions of Section 3.3(e).

DevCos. Bighorn DevCo LLC, a Delaware limited liability company, Bobcat DevCo LLC, a Delaware limited liability company, and any other Affiliate of OMS or MLP that directly owns assets utilized in the performance of the Services.

Development Plan. As defined in Section 3.2(a).

DSU. With respect to each Well or planned Well, the actual spacing unit for such Well determined by the North Dakota Industrial Commission or, if no such determination has been made at the relevant time, an area of 1280 acres around such Well or planned Well within which the well bore for such Well is or is expected to be open.

Easement Notice. As defined in Section 3.5(b).

Effective Date. As defined in the preamble of this Agreement.

Emissions Charges. As defined in Section 9.4.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Environmental Laws. All Applicable Laws pertaining to the presence or release of environmental contaminants (including any Hazardous Materials), or relating to natural resources (including any protected species) or the environment (including the air, water, surface or subsurface of the ground) as same are in effect at any time and including the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”), as amended by Superfund Amendments and Reauthorization Act (“SARA”), 42 U.S.C. §§ 9601 et seq.; Resource Conservation and Recovery Act (“RCRA”), as amended by the Solid Waste Disposal Act (“SWDA”), 42 U.S.C. §§6901 et seq.; Federal Water Pollution Control Act (“FWPCA”), as amended by the Clean Water Act (“CWA”), 33 U.S.C. §§ 1251 et seq.; Safe Drinking Water Act, 42 U.S.C. §§ 300f et seq.; Clean Air Act (“CAA”), 42 U.S.C., §§ 7401 et seq.; and Toxic Substances Control Act (“TSCA”), 15 U.S.C., §§ 2601 et seq., as each are amended from time to time, and any similar state or local enactments by Governmental Authorities.

Excluded Wells. The Wells listed on Exhibit D identified as “Excluded Wells.”

Fees. As defined in Section 5.1.

Firm Capacity Crude Oil. Crude Oil that is accorded the highest priority on the Gathering System with respect to all capacity allocations, interruptions or curtailments.

Force Majeure. As defined in Section 13.2.

Gallon. One U.S. gallon, which is equal to 231 cubic inches.

Gatherer. As defined in the preamble of this Agreement.

Gathering Fee. As defined on Exhibit I.

Gathering System. The existing and planned gathering system described on Exhibit B, together with any additional System Segments constructed after the Effective Date, as such gathering system is expanded after the Effective Date, including, in each case, to the extent now in existence or constructed or installed in the future, Crude Oil gathering pipelines, Receipt Point facilities, Measurement Facilities, truck offloading, stabilization and blending facilities at the Central Processing Facility, the Storage Tanks, rights of way, fee parcels, surface rights and permits, and all appurtenant facilities upstream of the Delivery Points.

Gathering System Plan. As defined in Section 3.2(b).

Governmental Authority. Any federal, state, local, municipal, tribal or other government; any governmental, regulatory or administrative agency, commission, body or other authority exercising or entitled to exercise any administrative, executive, judicial, legislative, regulatory or taxing authority or power; and any court or governmental tribunal, including any tribal authority having or asserting jurisdiction.

Hazardous Materials. Collectively, (a) materials defined as “hazardous substances” in CERCLA, or any successor statute, unless such term has been given broader meaning by Applicable Law with respect to the Services or the Parties (including Governmental Authorities establishing common law liability), in which case such broader meaning shall apply; (b)

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

materials defined as “hazardous wastes” in RCRA, or any successor statute, unless such term has been given broader meaning by Applicable Law with respect to the Services or the Parties (including Governmental Authorities establishing common law liability), in which case such broader meaning shall apply; (c) petroleum or petroleum product; (d) any polychlorinated biphenyl and (e) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance, including naturally occurring radioactive material, regulated under or within the meaning of any applicable Environmental Law.

Imbalances. As defined in Section 8.3.

Interests. Oil and gas leasehold interests and oil and gas mineral fee interests, including working interests, overriding royalty interests, net profits interests, carried interests, and similar rights and interests.

Interruptible Crude Oil. Crude Oil that is accorded a lower priority on the Gathering System with respect to capacity allocations, interruptions or curtailments as compared to Firm Capacity Crude Oil.

Line Fill. The amount of Crude Oil necessary for pipeline line fill and tankage fill required to ensure efficient operation of the Gathering System, as determined by Gatherer acting as a Reasonable and Prudent Operator; provided that the Line Fill allocated for tankage fill shall never be more than 15% of the Tankage Shell Capacity of the applicable Storage Tank.

Maintenance. As defined in Section 6.2.

Maximum DSU Volume. [***] Barrels per Day.

Maximum RVP. As defined in Section 9.1(d).

Measurement Facilities. Facilities or equipment used to measure the volume of Crude Oil, which may include meters, isolation valves, recording devices, communication equipment, buildings and barriers.

MLP. As defined in the preamble of this Agreement.

Month. A period commencing at 7:00 a.m., Central Standard Time, on the first Day of a calendar month and extending until 7:00 a.m., Central Standard Time, on the first Day of the next succeeding calendar month. Monthly shall have the correlative meaning.

Natural Gas Processing Plant. The natural gas processing plant(s) and related facilities existing as of the Effective Date and any future plant(s) and related facilities, to be installed and constructed thereafter located in Section 35 of T151N R98W, McKenzie County, North Dakota, adjacent to the Central Processing Facility, in each case, owned by Gatherer (through one or more DevCos).

New Well. Any Well spud after the Effective Date.

OMS. As defined in the preamble of this Agreement.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Parties. As defined in the preamble of this Agreement.

Party. As defined in the preamble of this Agreement.

Permit. Any permit, license (including seismic or geophysical licenses, where applicable), certification, concession, approval, consent, ratification, waiver, authorization, clearance, confirmation, exemption, franchise, designation, variance, qualification or accreditation issued, granted, given or otherwise made available by or under any Governmental Authority or pursuant to any Applicable Law.

Person. An individual, a corporation, a partnership, a limited partnership, a limited liability company, an association, a joint venture, a trust, an unincorporated organization, or any other entity or organization, including a Governmental Authority.

PLA. An amount of Crude Oil allocated as a deduction to Receipt Point volumes for the actual evaporation, interface losses, shrink and other normal losses during gathering, stabilization, blending and storage of Crude Oil under this Agreement, as determined by Gatherer acting as a Reasonable and Prudent Operator.

Planned CDP. As defined in Section 3.3(b).

Producer. As defined in the preamble of this Agreement.

Pumpover Fee. As defined on Exhibit I.

Reasonable and Prudent Operator. A Person using reasonable efforts to perform its obligations under this Agreement exercising the degree of skill, diligence, prudence and foresight that would reasonably and ordinarily be expected from a skilled and experienced operator complying with all Applicable Laws and engaged in the same type of undertaking under the same or similar circumstances.

Receipt Point. In the case of Crude Oil received by Gatherer into the Gathering System, the inlet valve at the Measurement Facilities located at or nearby a CDP. In the case of Crude Oil picked up by Gatherer in a truck, the outlet flange of Producer’s storage tank or other storage facility at or near a CDP where such Crude Oil is stored prior to pickup by Gatherer or such other location from which such Crude Oil is collected by Gatherer.

RVP. Reid vapor pressure.

Services. As defined in Section 3.1.

Shipper. As defined in the preamble of this Agreement.

Shipper’s GHG Emissions. As defined in Section 9.4.

Stabilization and Blending Fee. As defined on Exhibit I.

Storage and Blending Services. As defined in Section 3.9(a).

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Storage Fee. As defined on Exhibit I.

Storage Tanks. As defined in Section 3.9(a).

Substitute Tank. As defined in Section 3.9(e).

System Segment. A physically separate segment of the Gathering System that connects one or more Wells to the Gathering System, including all Crude Oil gathering pipelines, Receipt Point facilities, Measurement Facilities, rights of way, fee parcels, surface rights and permits, and all appurtenant facilities.

Tankage Shell Capacity. The total design capacity (in Barrels) of the tank shell, as reasonably determined by Gatherer, at the time such tank is ready for service.

Target Completion Date. As defined in Section 3.3(b).

Taxes. All gross production, severance, conservation, ad valorem and similar or other taxes measured by or based upon production, together with all taxes on the right or privilege of ownership of Crude Oil, or upon the Services, including gathering, transportation, handling, stabilization, blending and storage of Crude Oil, including gross receipts taxes, and including all of the foregoing now existing or in the future imposed or promulgated.

Third Party Crude Oil. Crude Oil produced by Persons other than Producer and not considered Dedicated Crude Oil hereunder.

Transfer. Any sale, assignment, conveyance or other transfer, including pursuant to an exchange or farmout. Transfers and Transferred have the correlative meanings.

Transferee. Any Person to which a Transfer is made.

Well. A well for the production of hydrocarbons in which Producer owns an interest and that is operated by Producer that produces or is intended to produce Dedicated Crude Oil or otherwise is connected or is required to be connected to the Gathering System in accordance with this Agreement.

Well Pad. The surface installation on which one or more Wells are located.

ARTICLE 2

PRODUCER AND SHIPPER COMMITMENTS

Section 2.1    Producer’s Dedication. Subject to Section 2.3 through Section 2.5, Producer exclusively dedicates the Dedicated Properties to Gatherer for the performance of the Services under this Agreement and commits to deliver to Gatherer on account of Shipper, as and when produced, all Dedicated Crude Oil into the Gathering System for the performance of the Services under this Agreement. The Parties agree and acknowledge that the Crude Oil produced from the Excluded Wells is not subject to the dedication and commitment made by Producer under this Agreement.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Section 2.2    Shipper’s Commitment. Subject to Section 2.3 through Section 2.5, Shipper exclusively dedicates and commits to deliver to Gatherer, as and when produced and purchased from Producer, all Dedicated Crude Oil into the Gathering System for the performance of the Services under this Agreement. The Parties agree and acknowledge that the Crude Oil produced from the Excluded Wells is not subject to the dedication and commitment made by Shipper under this Agreement.

Section 2.3    Conflicting Dedications. Producer and Shipper shall have the right to comply with each of the Conflicting Dedications entered into by a non-Affiliated predecessor-in-interest to Producer that is applicable as of the date of acquisition thereof to any Dedicated Property acquired after the Effective Date (but not any Conflicting Dedication entered into in connection with such acquisition); provided, however, that Producer and Shipper shall have the right to comply with Conflicting Dedications only until the last Day of the Month in which the termination of such Conflicting Dedication occurs and neither Producer nor Shipper shall affirmatively extend the term of such Conflicting Dedication beyond the minimum term provided for in the document evidencing such Conflicting Dedication or allow the term of such Conflicting Dedications to extend beyond its primary or initial term pursuant to the operation of an “evergreen” or other similar provision if Producer or Shipper has the ability to terminate such Conflicting Dedication without incurring any costs, penalties or expenses. To Producer’s and Shipper’s knowledge, except for the Dedicated Crude Oil produced from the Wells identified as “Wells Subject to Conflicting Dedications” on Exhibit D, the Dedicated Crude Oil is not, as of the Effective Date, subject to any Conflicting Dedication. If Dedicated Crude Oil produced from a Well on a Well Pad is subject to a Conflicting Dedication that Producer and Shipper have the right to comply with under this Section 2.3, Producer and Shipper have the right, in complying with such Conflicting Dedication, to deliver the Dedicated Crude Oil from such Well Pad in accordance with the Conflicting Dedication.

Section 2.4    Producer’s and Shipper’s Reservations. Producer and Shipper reserve the following rights with respect to Dedicated Crude Oil for themselves and for the operator of the relevant Dedicated Properties: (a) to operate Wells producing Dedicated Crude Oil as a reasonably prudent operator in its sole discretion, including the right, but never the obligation, to drill New Wells, to repair and rework then-existing Wells, to renew or extend, in whole or in part, any Interest covering any of the Dedicated Properties, and to cease production from or abandon any Well or surrender or release any such Interest, in whole or in part, whether or not capable of producing oil and gas under normal methods of operation; (b) to deliver or furnish to lessors and holders of other existing similar burdens on production such Crude Oil as is required to satisfy the terms of the applicable leases or other applicable instruments; (c) to acquire Wells connected to existing gathering systems and to continue to deliver to such gathering systems Crude Oil produced from such Wells; provided that, to the extent that Crude Oil from such Wells constitutes Dedicated Crude Oil and is not previously dedicated to a third party, then Producer or Shipper shall deliver a Connection Notice to Gatherer with respect to any such Well not later than 30 Days after its acquisition, and thereafter shall deliver Crude Oil to such gathering system only until Gatherer has connected such Well to the Gathering System in accordance with Section 3.3; (d) to pool, communitize or unitize Producer’s Interests with respect to Dedicated Crude Oil; provided that the Producer’s share of Crude Oil produced from such pooled, communitized or unitized Interests shall be committed and dedicated to this Agreement; and (e) to deliver Dedicated Crude Oil that has been temporarily or permanently released from the dedication and

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

commitment made by Producer and Shipper under this Agreement, including pursuant to Section 3.3, Section 3.4, Section 3.5(c), Section 6.4(a), Section 6.5 or Section 9.2(d), to any Person other than Gatherer.

Section 2.5    Covenant Running with the Land. The Parties intend that the dedication and commitment made by Producer and Shipper under this Agreement be a covenant running with (a) the Dedicated Properties, as a burden on Producer’s title thereto and binding on successors-in-interest in and to the Dedicated Properties, and (b) the Gathering System, as a benefit accruing to Gatherer’s title thereto and inuring to the benefit of successors-in-interest to the Gathering System. Producer shall not Transfer any or all of its interest in any Dedicated Property unless (i) Producer obtains and delivers to Gatherer a written acknowledgment by the Transferee in favor of Gatherer acknowledging that the Transferred Dedicated Property shall remain subject to this Agreement in all respects and (ii) each instrument of conveyance expressly so states. Notwithstanding the foregoing, Producer shall be permitted to Transfer any Dedicated Property free of the dedication and commitment made by Producer and Shipper under this Agreement and without complying with the requirements of this Section 2.5 in a Transfer in which a number of net acres of Dedicated Properties that, when added to the total of net acres of Dedicated Properties theretofore and, where applicable, simultaneously Transferred free and clear of the dedication and commitment made by Producer and Shipper under this Agreement, does not exceed the aggregate number of net acres of Dedicated Properties acquired by Producer after the Effective Date, including in a transaction in which Dedicated Properties are exchanged for other properties located in the Dedicated Acreage that would be subject to dedication hereunder; provided, however, that any such release of Dedicated Properties from such dedication and commitment shall not include any Dedicated Crude Oil produced from any Well that is located on a Well Pad if the other Wells on such Well Pad are or have been connected to the Gathering System (whether producing, shut-in, temporarily abandoned or which has been spud or as to which drilling, completion, reworking or other well operations have commenced) or that is located on a Well Pad if a Connection Notice has previously been delivered by Producer for the CDP through which such Well Pad is produced.

Section 2.6    Priority of Dedicated Crude Oil. Dedicated Crude Oil tendered at the Receipt Points on the Gathering System on any Day shall be Firm Capacity Crude Oil. Shipper’s Crude Oil that is not Dedicated Crude Oil that is tendered at the Receipt Points on any Day shall be Interruptible Crude Oil unless otherwise agreed to by Gatherer.

ARTICLE 3

SERVICES; GATHERING SYSTEM EXPANSION AND CONNECTION OF WELLS

Section 3.1    Gatherer Service Commitment. Subject to and in accordance with the terms and conditions of this Agreement, Gatherer commits to providing the following services (collectively, the “Services”) to Producer and Shipper:

(a)    construct and expand the Gathering System to connect the Gathering System to each CDP that aggregates any Well or Wells that is or are producing or will produce Dedicated Crude Oil and with respect to which Producer has delivered a Connection Notice in accordance with Section 3.3;

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

(b)    provide, maintain and operate Measurement Facilities at or downstream of the separator and production treater or atmospheric tankage at each CDP;

(c)    receive, or cause to be received, into the Gathering System, from or for the account of Shipper, at each Receipt Point, all Crude Oil tendered by or on account of Shipper up to the Maximum DSU Volume per Day at the Receipt Points on each DSU;

(d)    receive, or cause to be received, into the Gathering System, from or for the account of Shipper, at each Receipt Point, all Crude Oil that is not Dedicated Crude Oil, if any, as Interruptible Crude Oil to the extent not curtailed in accordance with Section 6.3(a);

(e)    truck any Dedicated Crude Oil, subject to the conditions stated in Section 6.4;

(f)    provide, maintain and operate adequate pumps and equipment to create sufficient pressure in the Gathering System to transfer all Crude Oil received into the Gathering System, from or on account of Shipper, from the Receipt Points to the Delivery Points in accordance with this Agreement; and

(g)    provide truck offloading facilities, stabilization, blending and storage services in accordance with Section 3.7, Section 3.8 and Section 3.9.

Gatherer shall act as a Reasonable and Prudent Operator in performing the Services and any of its other obligations under this Agreement.

Section 3.2    Development Plan; Gathering System Plan; Exchange and Review of Information.

(a)    Producer has provided to Shipper and Gatherer, and shall provide to Shipper and Gatherer prior to October 15 of each year, copies of a drilling plan for the following calendar year (each, a “Development Plan”), which shall describe the planned drilling and production activities relating to Producer’s Interests in the Dedicated Acreage during such year, including good faith and reasonable forecasts of the volume of Dedicated Crude Oil expected to be produced through all CDPs during such year, and including the location of all Planned CDPs expected to be connected to the Gathering System during such year, and the projected spud date, projected completion date and projected volumes for each New Well that is expected to be completed and to produce through each CDP during such year. Each time Producer materially updates the Development Plan, it shall provide a copy of such updated Development Plan to Shipper and Gatherer, but not less frequently than on a calendar quarter basis.

(b)    Gatherer has previously provided Producer and Shipper with a copy of its current Gathering System plan describing and/or depicting the Gathering System, including all pipelines, all Receipt Points and Delivery Points, and all stabilization, blending and storage facilities and other major physical facilities, together with their locations, sizes and other physical specifications, operating parameters, capacities, and other relevant specifications, and together with a schedule for completing the construction and installation of the planned portions thereof, in each case as currently in existence, under construction, or planned (such plan, as updated as hereinafter provided, the “Gathering System Plan”). The Gathering System Plan

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

shall state, for each planned pipeline, the estimated volume of Line Fill that will be required in order to put such pipeline into operation. Based on the Development Plans and such other information about the expected development of the Dedicated Properties as shall be provided to Gatherer by Producer, as well as forecast Delivery Point nominations received from Shipper from time to time, Gatherer shall periodically update the Gathering System Plan. Without limiting the generality of the foregoing, Gatherer shall ensure that the Gathering System Plan reflects all Planned CDPs included in each Development Plan not later than 30 Days after such Development Plan is delivered to Gatherer. Gatherer shall provide a copy of the Gathering System Plan to Producer and Shipper and their respective representatives from time to time and shall make representatives of Gatherer available to discuss the Gathering System Plan from time to time with Producer and Shipper and their respective representatives. Gatherer shall provide Producer and Shipper updates not less frequently than Monthly on the progress of work on all facilities necessary to connect Planned CDPs to the Gathering System and to provide the Services associated with such Crude Oil, as set forth in the then-current Gathering System Plan.

(c)    The Parties recognize that all information provided by Producer to Gatherer or Shipper regarding its intentions with respect to the development of the Dedicated Properties, is subject to change and revision at any time at the discretion of Producer, and that such changes may impact the timing, configuration and scope of the planned activities of Gatherer. The exchange of such information and any changes thereto shall not give rise to any rights or liabilities as among the Parties except as expressly set forth in this Agreement, and Gatherer shall determine at its own risk the time at which it begins to work on and incur costs in connection with particular Gathering System expansion projects, including the acquisition of rights of way, equipment and materials. Without limiting the generality of the foregoing, Producer has no obligation to Shipper or Gatherer under this Agreement to develop or produce any Crude Oil from the Dedicated Properties or to pursue or complete any drilling or development on the Dedicated Properties other than the terms specifically stated in this Agreement.

Section 3.3    Expansion of Gathering System; Connection of Wells; Delivery Points.

(a)    Gatherer shall design and develop the Gathering System for the purpose of providing the Services as and when needed to support the upstream development of the Planned CDPs, and Gatherer shall be obligated, at its sole cost and expense, subject to the provisions of this Agreement, to procure, construct, install, own and operate the Gathering System so as to timely connect the Planned CDPs to the Gathering System, connect the Gathering System to the Delivery Points and timely commence providing the full scope of the Services with respect to all Dedicated Crude Oil produced from all CDPs, including the Planned CDPs from and after their connection to the Gathering System, all in accordance with this Section 3.3; provided that the foregoing shall not preclude Gatherer from also designing and developing the Gathering System to accommodate Third Party Crude Oil.

(b)    Producer shall from time to time give notice (a “Connection Notice”) to Gatherer (with a copy to Shipper) of each CDP that Producer intends to construct and install (or a CDP that is subject to a Conflicting Dedication that has expired or will expire, or that Producer or Shipper has terminated or will terminate, prior to the applicable Completion Deadline) through which Dedicated Crude Oil will be produced (each, a “Planned CDP”). Each

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Connection Notice shall set forth the target completion date for drilling and completion of the initial Well to produce through such Planned CDP (the “Target Completion Date”). Following delivery of a Connection Notice with respect to a Planned CDP, Gatherer shall cause the necessary facilities to be constructed to connect such CDP to the Gathering System and to commence the Services with respect to Dedicated Crude Oil produced from such Planned CDP by the date that is (i) in the case of a Planned CDP that (A) is located two miles or less from the then-existing Gathering System at the time of such Connection Notice and (B) the Target Completion Date for which is during the months of May through October, 90 Days after the date of Producer’s delivery of such Connection Notice and (ii) in the case of a Planned CDP that is (A) located greater than two miles from the then-existing Gathering System at the time of such Connection Notice or (B) the Target Completion Date for which is during the months of November through April, 180 Days after the date of Producer’s delivery of such Connection Notice (such date, the “Completion Deadline”). Gatherer shall provide Producer and Shipper notice promptly upon Gatherer’s becoming aware of any reason to believe that it may not be able to connect a Planned CDP to the Gathering System by the Completion Deadline therefor or to otherwise complete all facilities necessary to provide the full scope of the Services with respect to all Dedicated Crude Oil produced through such Planned CDP by the Completion Deadline therefor. If and to the extent Gatherer is delayed in completing and making available such facilities by a Force Majeure event or any action of Producer that is inconsistent with the cooperation requirements of Section 3.6, then the Completion Deadline for such connection shall be extended for a period of time equal to that during which Gatherer’s completion and making available of such facilities was delayed by such events or actions. If such facilities are not completed and made available by the Completion Deadline (as may be extended in accordance with Section 3.5(b)), as Shipper’s and Producer’s sole and exclusive remedies for such delay:

(i)    Gatherer shall truck the Dedicated Crude Oil produced through such CDP subject to the requirements of Section 6.4 at Gatherer’s sole cost and expense from the Completion Deadline (but without giving any effect to any extension of the Completion Deadline as a result of Force Majeure) until the Gathering System is connected to such CDP; and

(ii)    at Producer’s option, the Dedicated Crude Oil produced from the CDP and any future Wells drilled within the same DSU shall be permanently released from the dedication and commitment made by Producer and Shipper under this Agreement.

(c)    To the extent that the CDP connection is required sooner than the Completion Deadline determined as set forth above, the Parties shall meet and discuss the issues and potential additional costs associated with acceleration of such connection, and shall use reasonable efforts mutually to agree upon an accelerated connection timing. If Producer is willing to pay for the additional costs involved with accelerating a connection, Gatherer shall use reasonable efforts to complete the CDP connection within such accelerated timing.

(d)    The Parties agree and acknowledge that Producer has as of the Effective Date delivered Connection Notices to Gatherer with respect to certain Planned CDPs set forth in the Development Plan effective as of the Effective Date. Such Connection Notices shall be deemed to have been given for each such Planned CDP on the Effective Date.

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(e)    Gatherer shall design and construct the initial Delivery Point at its sole cost and expense. Gatherer shall be obligated, at Gatherer’s cost, to provide connections to the Delivery Points set forth on Exhibit B or within the Development Plan. If Shipper specifies that Dedicated Crude Oil is to be delivered to a Delivery Point not described on Exhibit B or within the Development Plan that is not at such time connected to the Gathering System, Gatherer shall, at Shipper’s sole actual cost, risk and expense, provide a connection to such Delivery Point. Such costs shall be allocated pro rata with any third party shipper that requests utilization of such additional Delivery Point. Gatherer shall proceed with due diligence and in good faith to obtain the necessary governmental authorizations and to enter into the necessary third party agreements (any such agreement to be on terms acceptable to Gatherer) to connect the Gathering System to each such new delivery point. All such Delivery Points shall be provided with all interconnection facilities and other Delivery Point facilities (including any Measurement Facilities), and with sufficient capacities, necessary to permit Dedicated Crude Oil to be redelivered at such Delivery Point in accordance with this Agreement (with all expansions of capacity at such new Delivery Points, not including the Delivery Points described on Exhibit B or within the Development Plan, being at Shipper’s sole actual cost, risk and expense). Subject to the foregoing, Gatherer shall connect each CDP to the Gathering System such that Crude Oil from such CDP can be redelivered to the Delivery Points. Upon completion of the connection of the Gathering System to such new delivery point pursuant to this Section 3.3(e) and such connection becoming operational, the point of interconnection between the Gathering System and such new delivery point shall thereafter be a Delivery Point under this Agreement. The Parties shall discuss Shipper’s plans and timing for all new Delivery Point connections on a Monthly basis.

Section 3.4    Timing for Completion and Placement into Service of Initial Gathering System. As of the Effective Date, Gatherer has completed the initial design, engineering, construction and initial startup and operation of the Gathering System at Gatherer’s sole cost and expense.

Section 3.5    Right of Way and Access.

(a)    Gatherer is responsible for the acquisition of rights of way, crossing permits, licenses, use agreements, access agreements, leases, fee parcels and other rights in land necessary to construct, own and operate the Gathering System, and all such rights in land shall be solely for use by Gatherer and shall not be shared with Producer, except as otherwise agreed by Gatherer; provided that Producer agrees to grant, without warranty of title, either express or implied, to the extent that it has the right to do so without the incurrence of expense, an easement and right of way upon the lands covered by the Dedicated Properties, for the sole purpose of installing, using, maintaining, servicing, inspecting, repairing, operating, replacing, disconnecting and removing all or any portion of the Gathering System, including any pipelines, meters and other equipment necessary for the performance of this Agreement; provided, further, that the exercise of these rights by Gatherer shall not unreasonably interfere with Producer’s lease operations or with the rights of owners in fee, and will be subject to Producer’s safety and other reasonable access requirements applicable to Producer’s personnel. Producer shall not have a duty to maintain the underlying agreements (such as leases, easements and surface use agreements) that such grant of easement or right of way to Gatherer is based upon, and such grants of easement or right of way will terminate if Producer loses its rights to the property,

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regardless of the reason for such loss of rights. Notwithstanding the foregoing, (i) Producer will assist Gatherer to secure replacements for such terminated grants of easement or right of way, in a manner consistent with the cooperation requirements of Section 3.6, (ii) to the extent that Producer agrees that Gatherer’s Measurement Facilities may be located on Producer’s Well Pad sites, Producer shall be responsible for obtaining any necessary rights to locate such Measurement Facilities on such Well Pad sites and (iii) Producer shall use reasonable efforts to involve Gatherer in Producer’s negotiations with the owners of lands covered by the Dedicated Properties so that Producer’s surface use agreements and Gatherer’s rights of way with respect to such lands can be concurrently negotiated and obtained.

(b)    If Gatherer cannot obtain the rights of way (on terms and conditions reasonably acceptable to Gatherer after diligent pursuit thereof) necessary to connect any Planned CDP within 45 Days of delivery of a Connection Notice, then Gatherer shall so notify Producer in writing (the “Easement Notice”) within 45 Days of delivery of the Connection Notice. Producer shall have the right (but not the obligation) to obtain, at its sole cost and expense, such rights of way generally in the format of Gatherer’s standard right of way agreement within 45 Days of delivery of such Easement Notice. Gatherer’s form of right of way agreement is attached as Exhibit C. The right of way agreement utilized by Producer can have modifications to the Exhibit C format as long as it does not materially change or reduce the rights or obligations under such right of way agreement. If Producer obtains such rights of way in accordance with the immediately preceding sentence, Producer shall assign such right of way to Gatherer, and Gatherer’s connection obligations for the applicable CDP shall continue in accordance with the terms of this Agreement; provided, however, that the time required for Gatherer to connect the applicable CDP shall be extended by a number of Days commencing on the date of delivery of the Easement Notice and ending on the date that Gatherer receives from Producer the assignment of all such rights of way so obtained by Producer (together with executed originals of all such rights of way). In such event, Gatherer shall pay Producer for such rights of way an amount per rod equal to the average price per rod paid by Gatherer for the purchase of rights of way in the Dedicated Acreage during the preceding 12 Month period. If Gatherer has not purchased right of way within the Dedicated Acreage during the previous 12 Months, then Gatherer shall pay Producer for such rights of way an amount per rod equal to the amount per rod paid by Gatherer under its most recent purchase of rights of way in the Dedicated Acreage.

(c)    In the event that Producer fails to obtain such rights of way during such 45 Day period, Gatherer shall be responsible for trucking Crude Oil from such Planned CDP to the Delivery Points subject to and in accordance with Section 6.4, and Producer shall have the option, upon written notice to Gatherer, to permanently release the entire DSU or any portion thereof associated with the Wells connected to such CDP from the dedication and commitment made by Producer and Shipper under this Agreement.

Section 3.6    Cooperation. Because of the interrelated nature of the actions of Producer and Gatherer required to obtain the necessary Permits from the appropriate Governmental Authorities and the necessary consents, rights of way and other authorizations from other Persons necessary to drill and complete each Well and construct the required extensions of the Gathering System to each Planned CDP, Producer and Gatherer agree to work together in good faith to obtain such Permits, authorizations, consents and rights of way as expeditiously as

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reasonably practicable. Producer and Gatherer further agree to cooperate with each other and to communicate regularly regarding their efforts to obtain such Permits, authorizations, consents and rights of way.

Section 3.7    Central Processing Facility Trucked Volumes. Gatherer shall construct, own, operate and maintain, at its sole cost and expense, four truck ACT (Automatic Custody Transfer Unit) offloading facilities with the design capacity to offload 20,000 Barrels of Crude Oil per Day at the Central Processing Facility for use exclusively by Shipper to offload trucked Crude Oil primarily (but not exclusively) to provide blend stock to blend with the Crude Oil delivered to Gatherer at the Receipt Points in order to reduce the API Gravity of such Crude Oil. If the initial four truck ACT offloading facilities provided by Gatherer are not capable of providing the offloading services requested by Shipper under this Agreement, then Gatherer shall install, at its sole cost and expense, up to an additional two ACT offloading facilities to meet Shipper’s offloading service requests; provided that Gatherer shall not have an obligation to provide additional ACT offloading facilities at its sole cost and expense if such facilities are proven to have an actual aggregate capacity in excess of 20,000 Barrels of Crude Oil per Day. Any Crude Oil delivered by truck pursuant to this Section 3.7 shall be received at the Central Processing Facility and shall not be subject to the Gathering Fee or the Stabilization and Blending Fee. Gatherer shall provide the Services associated with such trucked volumes of Crude Oil in accordance with Shipper’s nomination for the applicable Month.

Section 3.8    Stabilization.

(a)    Gatherer shall construct, own, operate and maintain, at its sole cost and expense, the necessary stabilization equipment and facilities at the Central Processing Facility to provide the stabilization services for both volumes received into the Gathering System at the Receipt Points and volumes received at the truck offloading facilities at the Central Processing Facility in accordance with this Section 3.8.

(b)    Gatherer shall provide Shipper with stabilization services with an inlet capacity of [***] Barrels of Crude Oil per Day in order to reduce the RVP of Shipper’s Crude Oil from the Maximum RVP to the RVP(s) specified in Shipper’s nomination applicable for the Month; provided that Gatherer shall not be required to reduce the RVP to Shipper’s Crude Oil below [***] psig at the Delivery Points. It is understood by the Parties that reducing the RVP may increase the PLA volume; provided that the foregoing shall not limit or in any way relieve Gatherer of its obligation to act as a Reasonable and Prudent Operator. Gatherer shall deliver any gas stabilizer overhead vapors to the inlet of the Natural Gas Processing Plant for Shipper’s account at no charge to Producer or Shipper under this Agreement. All stabilization services pursuant to this Section 3.8 shall be provided at Shipper’s direction and in accordance with Shipper’s nomination for the applicable Month.

Section 3.9    Storage and Blending Services.

(a)    Gatherer shall own, operate and maintain, at its sole cost and expense, three Crude Oil storage tanks capable of in-tank blending with a Tankage Shell Capacity of 60,000 Barrels, 60,000 Barrels and 120,000 Barrels and with a working storage capacity of 50,000 Barrels, 50,000 Barrels and 100,000 Barrels, respectively (collectively, the “Storage

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Tanks”). Gatherer shall provide Shipper with dedicated storage and blending services (the “Storage and Blending Services”) utilizing the maximum Tankage Shell Capacity of the Storage Tanks through December 31, [***], and year-to-year thereafter; provided that Shipper may elect to discontinue the Storage and Blending Services at any time after December 31, [***] by giving 90 Days prior written notice to Gatherer and thereafter shall not be required to pay the Storage Fee associated therewith. Shipper shall continue to be provided the Storage and Blending Services to store any volumes of Crude Oil, whether or not such Crude Oil is considered Dedicated Crude Oil under this Agreement. Shipper shall be entitled to deliver Crude Oil into the Storage Tanks directly from the Gathering System or from a truck offloading facilities at the Central Processing Facility whether or not stabilization services have been provided in accordance with Section 3.8 for such volumes of Crude Oil. In addition to the foregoing and without prejudice to Section 3.9(d), upon Shipper’s request, Gatherer shall communicate with Shipper regarding available storage capacity and Shipper and Gatherer shall use reasonable efforts to negotiate the terms and conditions applicable to such available storage capacity, including the storage fees associated therewith.

(b)    Gatherer shall own, operate and maintain (including any Storage Tank cleaning reasonably requested by Shipper) the Storage Tanks and accept Crude Oil into and deliver Crude Oil out of the Storage Tanks. All blending within the Storage Tanks and deliveries into and out of the Storage Tanks shall be provided at Shipper’s direction and in accordance with Shipper’s nomination for the applicable Month. Gatherer shall use reasonable efforts to provide Shipper with daily readings of the volume, RVP and API Gravity of the Crude Oil in each of the Storage Tanks. Shipper shall not be limited (except by storage capacity) on the number of turnovers or volumes of Crude Oil delivered into and out of the Storage Tanks on any Day.

(c)    Upon termination or expiration of this Agreement or if Shipper discontinues the Storage and Blending Services pursuant to Section 3.9(a), then Gatherer shall promptly remove and deliver all volumes of Crude Oil (if any), including any Line Fill or other tank heel, stored in any of the Storage Tanks to Shipper at the Delivery Points.

(d)    At the request of Shipper at any time during the term of this Agreement, Gatherer shall construct additional tankage and Shipper shall pay the Storage Fee associated with the requested Tankage Shell Capacity for a minimum term of five years for such additional tankage. Any additional tankage built by Gatherer pursuant to this Section 3.9(d) shall thereafter be considered part of the Storage Tanks.

(e)    Gatherer shall have the right, at its sole option, at any time and from time to time, to substitute any Storage Tank for one of the other Storage Tanks (any such tank, a “Substitute Tank”) by providing Shipper notice thereof no later than 30 Days prior to the date on which such substitution(s) are to take effect (unless due to an event of Force Majeure, emergency, or otherwise mutually agreed). Any Substitute Tank will be of equal or greater capacity (in the aggregate) to the Storage Tank(s) being substituted, with equal or better connectivity and capabilities.

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Section 3.10    Allocation of Gatherer Obligations.

(a)    OMS and MLP shall be jointly and severally liable for obligations of Gatherer under this Agreement; provided that (i) (A) OMS shall be severally, and not jointly, liable for the obligations of Gatherer to expand or add additional capacity to the Gathering System, and in the case of any such expansion or addition, OMS’s liability shall be limited to a percentage of such liability equal to its percentage ownership interest (but not including any of OMS’s indirect ownership interest through MLP), at the time such liability is incurred, in the DevCo that owns or will own such expansion or addition (which percentage may be zero) and (B) OMS shall not have any liability for the obligations of Gatherer that are solely related to assets owned by, or Services performed by, a DevCo or DevCos in which OMS does not hold any ownership interest (other than an indirect ownership interest through MLP) and (ii) (A) MLP shall be severally, and not jointly, liable for the obligations of Gatherer to expand or add additional capacity to the Gathering System, and in the case of any such expansion or addition, MLP’s liability shall be limited to a percentage of such liability equal to its percentage ownership interest, at the time such liability is incurred, in the DevCo that owns or will own such expansion or addition (which percentage may be zero) and (B) MLP shall not have any liability for the obligations of Gatherer that are solely related to assets owned by, or Services performed by, a DevCo or DevCos in which MLP does not hold any ownership interest.

(b)    OMS and MLP hereby agree to the provisions set forth on Exhibit J.

ARTICLE 4

TERM

Section 4.1    Term. This Agreement shall become effective on the Effective Date and, unless terminated earlier by mutual agreement of the Parties, shall continue in effect until December 31, 2032 and from Contract Year to Contract Year thereafter until such time as this Agreement is terminated, by notice from any Party to the other Party, effective at the end of the first Contract Year ending after the 270th Day after the delivery of such notice.

Section 4.2    Post-Termination. If any Party provides notice of termination of this Agreement at any time for any reason pursuant to the terms and conditions of this Agreement, Shipper shall have the option (to be exercised by providing written notice to Gatherer prior to the termination of the Agreement) to continue to receive the Services or a portion of the Services for all or any portion of its volumes of Crude Oil on a year-to-year basis on the same terms and conditions as the most favorable terms and conditions that Gatherer continues to provide services that are the same as or similar to the Services or any portion of the Services for volumes of Crude Oil on the Gathering System under an agreement with any third party unless and until terminated by Shipper; provided, however, that if the option to extend the term of this Agreement on a year-to-year basis pursuant to this Section 4.2 is exercised, any obligation of Gatherer to continue to provide the Services pursuant to such option shall not extend beyond December 31, 2042. Gatherer shall provide copies to Shipper of any such third party agreements applicable to volumes of Crude Oil accessing the Gathering System upon any notice of termination of this Agreement (whether such notice is delivered by Gatherer, Producer or Shipper).

Section 4.3    Survival. Article 1, this Article 4, Section 10.6, Article 11, Article 12, Article 14, Article 15, Article 16 and Article 17 shall survive termination or expiration of this Agreement.

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ARTICLE 5

FEES AND CONSIDERATION

Section 5.1    Fees. Subject to the other provisions of this Agreement, Shipper shall pay Gatherer each Month in accordance with the terms of this Agreement, for all Services provided by Gatherer during such Month, an amount equal to the sum of the fees (collectively, the “Fees”) set forth on Exhibit I.

ARTICLE 6

CERTAIN RIGHTS AND OBLIGATIONS OF PARTIES

Section 6.1    Operational Control of Gatherer’s Facilities. Gatherer shall design, construct, own, operate and maintain the Gathering System at its sole cost and risk. Gatherer shall be entitled to full and complete operational control of its facilities and shall be entitled to schedule deliveries and to operate and reconfigure its facilities in a manner consistent with its obligations under this Agreement.

Section 6.2    Maintenance. Gatherer shall be entitled, without liability, to interrupt its Gathering System performance hereunder to perform necessary or desirable inspections, pigging, maintenance, testing, alterations, modifications, expansions, connections, repairs or replacements to its facilities as Gatherer deems necessary (“Maintenance”), with reasonable notice provided to Producer, except in cases of emergency where such notice is impracticable or in cases where the operations of Producer and Shipper will not be affected. Gatherer shall use reasonable efforts to schedule any Maintenance to minimize the effect on providing the Services pursuant to this Agreement. Before the beginning of the calendar year, Gatherer shall provide Producer in writing with a projected schedule of the Maintenance to be performed during the year and the anticipated date of such Maintenance. Gatherer shall truck Producer’s Dedicated Crude Oil subject to and in accordance with Section 6.4 during all times of Maintenance on the Gathering System.

Section 6.3    Capacity Allocations on the Gathering System. Subject to the capacity allocations set forth in this Section 6.3, Gatherer has the right to contract with other Persons for the delivery of Third Party Crude Oil to the Gathering System, including the delivery of Firm Capacity Crude Oil. If the volume of Crude Oil available for delivery into any System Segment exceeds the capacity of such System Segment at any point relevant to Gatherer’s service to Producer hereunder, then Gatherer shall interrupt or curtail receipts of Crude Oil in accordance with the following:

(a)    First, Gatherer shall curtail all Interruptible Crude Oil prior to curtailing Firm Capacity Crude Oil.

(b)    Second, if additional Gathering System curtailments are required beyond Section 6.3(a), Gatherer shall curtail Firm Capacity Crude Oil on the Gathering System. In the event Gatherer curtails some, but not all, Firm Capacity Crude Oil on a particular Day, Gatherer shall allocate the capacity of the applicable point on the relevant System Segment available to each Person entitled to deliver Firm Capacity Crude Oil, including Dedicated Crude Oil, on a pro rata basis based on the most recent previous Month’s Receipt Point volumes and allowing

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Gatherer in its sole discretion to include estimated volumes from New Wells that are connected to a Receipt Point that were not producing during the previous Month, provided that Gatherer shall truck Shipper’s Dedicated Crude Oil subject to and in accordance with Section 6.4 during all times of curtailment on the Gathering System.

Section 6.4    Trucking.

(a)    If Gatherer is not able to receive volumes of Dedicated Crude Oil into the Gathering System up to the Maximum DSU Volume at the Receipt Points on each DSU on any Day for any reason, including (i) Force Majeure, (ii) delays in construction of Planned CDPs under Section 3.3(b) and of the initial Gathering System under Section 3.4, (iii) inability to obtain right of way under Section 3.5(c), (iv) Maintenance under Section 6.2, (v) curtailment under Section 6.3, (vi) insufficient pressures at the Receipt Points under Section 7.1 or (vii) lack of electrical facilities under Section 7.4, then Gatherer shall truck such volumes to the Central Processing Facility, and Shipper shall pay the Fees as if such volumes had been gathered by Gatherer into the Gathering System; provided, however, that the volumes that Gatherer must truck on any Day from any DSU shall not exceed the Maximum DSU Volume minus actual Barrels received at the Receipt Points on the Gathering System on such DSU on such Day. Within 30 Days of commencing trucking operations pursuant to this Section 6.4(a), Gatherer shall provide Shipper with a written explanation detailing the reason for its inability to receive volumes into the Gathering System, and its commitment to diligently pursue a plan to achieve delivery of all volumes of Crude Oil tendered by Shipper up to the Maximum DSU Volume for any DSU through the Gathering System at each affected DSU. The Parties may mutually agree to review capacity in excess of the Maximum DSU Volume for any DSU. Notwithstanding the foregoing, in no event shall Gatherer be required to provide trucking services pursuant to this Section 6.4(a) for a period in excess of [***] consecutive Months per DSU; provided that if Gatherer is not able to receive volumes up to the Maximum DSU Volume at the Receipt Points on each DSU on any Day for any reason other than Force Majeure and, as a result, Shipper has excess volume that is being curtailed on the Gathering System for a period in excess of [***] Months, then Gatherer shall (at Shipper’s request and option) either (A) permanently release the entire DSU or any portion thereof associated with the Wells connected to such CDP from the dedication and commitment made by Producer and Shipper under this Agreement or (B) continue to truck excess volumes up to the Maximum DSU Volume beyond the aforementioned [***] Month period and charge the actual third party invoiced costs to Shipper for such trucking in lieu of the Gathering Fee (but Gatherer shall continue to receive the other applicable Fees for all such Crude Oil). For the avoidance of doubt, such actual third party invoiced costs to truck shall not be limited to the Gathering Fee.

(b)    For volumes of Crude Oil that Gatherer is unable to receive into the Gathering System for any reason that Gatherer is not obligated to pick up by truck pursuant to Section 6.4(a), Gatherer shall, if requested by Shipper, truck such volumes and charge actual third party invoiced costs to Shipper for such trucking in lieu of the Gathering Fee (but Gatherer shall continue to receive the other applicable Fees for all such Crude Oil). For the avoidance of doubt, such actual third party invoiced costs to truck shall not be limited to the Gathering Fee.

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GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Section 6.5    Temporary Releases. In addition to any other rights and remedies available to Producer or Shipper under this Agreement or at law or in equity, if Gatherer fails or is unable or unwilling for any reason (including Force Majeure) to accept all volumes of Dedicated Crude Oil tendered by or on account of Shipper pursuant to this Agreement and provide the Services in accordance therewith, including any failure or inability to truck volumes of Crude Oil in accordance with Section 6.4, then the volumes of Dedicated Crude Oil in excess of what Gatherer is willing and able to accept shall be temporarily released from the dedication and commitment made by Producer and Shipper under this Agreement. Producer and Shipper may immediately deliver such volumes to any Person other than Gatherer, and Producer and Shipper shall have the right to enter into commitments to deliver such volumes of Dedicated Crude Oil to other third party gatherers, such commitments to be for no longer than reasonably necessary under the circumstances, as determined by Producer and Shipper in their sole discretion.

Section 6.6    Line Fill.

(a)    Shipper shall be required to provide, or cause to be provided, without cost to Gatherer, its pro rata share of Line Fill, based on the total volume of Crude Oil in Barrels received from or on account of Shipper divided by the total volume of Crude Oil in Barrels received from all shippers on the Gathering System.

(b)    Gatherer shall calculate Shipper’s pro rata share of Line Fill Monthly and provide Shipper with a balance statement substantially in the form of Exhibit F. Gatherer shall deliver this Monthly balance statement with its Monthly statement to be provided pursuant to Section 12.1 If Shipper’s pro rata share of the Line Fill is increased as a result of such calculation, Shipper shall promptly provide, or cause to be provided, without cost to Gatherer, additional volumes of Crude Oil to meet such requirement. If Shipper’s pro rata share of the Line Fill is reduced as a result of such calculation, Gatherer shall promptly deliver the excess amount of Crude Oil to Shipper, less PLA, at the applicable Delivery Points and Shipper shall pay the Gathering Fee in effect during such Month of delivery to the Delivery Points on such excess Line Fill.

(c)    Shipper’s share of the Line Fill shall be held by Gatherer in the Gathering System returned to Shipper following the termination of this Agreement. Within 60 Days following the termination or expiration of this Agreement, (a) Gatherer shall deliver and Shipper shall receive such Line Fill, less PLA, at the applicable Delivery Points and (b) Shipper shall pay the Gathering Fee in effect on the termination of this Agreement on such Line Fill for the delivery of the same to the applicable Delivery Points.

ARTICLE 7

PRESSURES; PRODUCER’S FACILITIES; ELECTRICITY

Section 7.1    Pressures at Receipt Points. Shipper shall deliver or cause to be delivered Crude Oil to each Receipt Point on the Gathering System from atmospheric tanks or from low pressure separation at sufficient pressure to enter Gatherer’s Receipt Point pump on the Gathering System against its operating pressure, except that Gatherer shall not be obligated to gather Crude Oil at pressures in excess of the maximum allowable operating pressure of the

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Gathering System at such Receipt Point, as determined by Gatherer in its sole discretion. Gatherer shall operate its measurement and Receipt Point pump at a pressure that allows Producer to deliver Crude Oil directly from its atmospheric tanks or low pressure separation into the Gathering System without additional pumps; provided that such atmospheric tanks have a minimum of four feet of hydrostatic head or low pressure separation at the low liquid level to allow Gatherer’s pumps to attain proper suction pressure.

Section 7.2    Pressures at Delivery Points. The Gathering System shall be designed for and shall be operated by Gatherer at a discharge pressure sufficient to effect delivery of all of Shipper’s Dedicated Crude Oil to the Delivery Point(s).

Section 7.3    Producer Facilities.

(a)    Producer, at its own expense, shall construct, equip, maintain and operate all facilities necessary to deliver Dedicated Crude Oil to Gatherer at the Receipt Points. Producer shall install and maintain sufficient pressure regulating equipment upstream of the Receipt Points on the Gathering System in order to keep the pressure of the Crude Oil delivered to Gatherer at such Receipt Points from exceeding the maximum allowable operating pressure of the Gathering System at the applicable Receipt Point, as determined by Gatherer in its sole discretion and stated in the Gathering System Plan. Such equipment shall include low pressure separation facilities and atmospheric tankage upstream of the Receipt Points.

(b)    Producer shall have the right to install facilities and flow volumes attributable to Producer’s interests in operated and non-operated wells outside, but on DSUs that are contiguous with, the Dedicated Acreage, allowing such wells to flow into existing CDPs or to new CDPs mutually agreed among Producer, Shipper and Gatherer where Gatherer shall provide a meter and tap at Gatherer’s sole cost and expense. Producer shall provide a list of wells from outside, but on DSUs that are contiguous with, the Dedicated Acreage that will be connected to existing CDPs or to new CDPs in accordance with this Section 7.3(b).

Section 7.4    Electrical Facilities. To the extent that Producer has electrical power available at a CDP in excess of Producer’s own uses, as Producer determines in its reasonable discretion, Producer will supply electrical power without cost to Gatherer at each such CDP for Gatherer’s Measurement Facilities and pumps. If Gatherer requires additional electrical power at such site, then Gatherer shall either install, own, operate and maintain a generator at its sole cost and expense or shall truck such volumes from such CDP at its sole cost and expense subject to and in accordance with Section 6.4.

ARTICLE 8

NOMINATIONS, BALANCING AND PLA ALLOCATION

Section 8.1    Gatherer Notifications. On or before the 17th Day prior to the end of each Month, Gatherer shall provide written notice to Shipper of Gatherer’s good faith estimate of any capacity allocations or curtailments for any System Segment, if any, that, based on then currently available information, Gatherer anticipates will be required or necessary during the next Month, including as a result of any Maintenance. Gatherer shall use all reasonable efforts to provide 48 hours advance notice of any actual event requiring allocation or curtailment, including

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Maintenance. No later than 17 Business Days prior to the end of each Month, Gatherer shall notify Producer of the estimated PLA and Line Fill expected to be used in the Gathering System for the following Month of Crude Oil delivered at the Receipt Points, after taking into consideration the anticipated operational efficiencies and operational mode of the Gathering System.

Section 8.2    Nominations. On or before the 15th Day prior to the end of each Month, Shipper shall provide to Gatherer nominations for (a) deliveries of Dedicated Crude Oil to the Receipt Points, (b) deliveries of Crude Oil to the specified Delivery Points to be delivered during the next Month, (c) any anticipated stabilization and blending services needed with respect to such Crude Oil, including the level of RVP reduction that Shipper requires at the Delivery Points and (d) deliveries into and out of the Storage Tanks. Shipper shall have the right to change such nominations at any time subject to the requirements of the Persons receiving Crude Oil at or downstream of the Delivery Points and subject to changes in wellhead volumes being delivered into the Gathering System. Gatherer shall use reasonable efforts to accommodate any changes made to Shipper’s Monthly nominations.

Section 8.3    Balancing. Gatherer will maintain records of any Daily and Monthly variances (“Imbalances”) between the volume of Dedicated Crude Oil received at the Receipt Points and the volumes of Crude Oil delivered at the Delivery Points (after PLA and Line Fill allocated to Shipper in accordance with Section 6.6 and Section 8.4). Shipper shall make such changes in its nominations as Gatherer may from time to time reasonably request to maintain Daily and Monthly balances or to correct an Imbalance. Shipper shall reimburse Gatherer for any cost, penalty or fee arising from any Imbalance assessed against Gatherer by any Person receiving Dedicated Crude Oil downstream of the Delivery Points, except to the extent such Imbalance was caused by Gatherer. Upon the termination of this Agreement or at such other time as Shipper and Gatherer agree, Shipper and Gatherer shall volumetrically balance any cumulative Imbalance.

Section 8.4    Allocation of PLA. PLA shall be allocated to Shipper based on its pro rata share of such PLA, with such allocation calculated based on the total volume of Crude Oil in Barrels received from or on account of Shipper at the Receipt Points divided by the total volume of Crude Oil in Barrels received from all shippers’ receipt points on the Gathering System. Gatherer trucked volumes from a Receipt Point shall be considered Receipt Point volumes and any losses that occur while the Crude Oil is on the truck shall be included in the above PLA calculation. Shipper or third party trucked volumes delivered to the truck offloading facilities at the Central Processing Facility shall be considered a Receipt Point at such truck offloading facilities with the upstream losses incurred on the truck not included in the above PLA calculation.

ARTICLE 9

QUALITY

Section 9.1    Receipt Point Crude Oil Quality Specifications. Crude Oil delivered by or for the account of Shipper to each Receipt Point and truck offloading facilities at the Central Processing Facility shall meet the following specifications (collectively, the “Crude Oil Quality Specifications”):

(a)    not more than [***]% of basic sediment, water and other impurities (provided that in no event, will water be allowed to exceed [***]%);

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

(b)    sulfur content less than [***]% by weight;

(c)    hydrogen sulfide vapor phase content less than or equal to [***] ppm;

(d)    RVP not in excess of [***] psig in accordance with the latest version of ASTM D6377 (the “Maximum RVP”);

(e)    temperature not in excess of [***] degrees Fahrenheit;

(f)    API Gravity of greater than [***] degrees API or less than [***] degrees API;

(g)    viscosity less than [***] centistokes at [***] degrees Fahrenheit;

(h)    Crude Oil indigenous to the geographic area served by the Gathering System;

(i)    total dissolved solids of not more than [***] percent; and

(j)    free of hazardous wastes and other substances that may not be received into or transferred through the Gathering System, or transported by truck, meets all Applicable Laws and Permits and Gatherer’s operational standards.

Section 9.2    Non-Spec Crude Oil.

(a)    Gatherer shall test and monitor the Crude Oil tendered by or for the account of Shipper at the Receipt Points as a Reasonable and Prudent Operator to ensure that it meets the Crude Oil Quality Specifications. If Gatherer determines at any time that any Crude Oil tendered by or for the account of Shipper at any Receipt Point does not meet the Crude Oil Quality Specifications, then Gatherer shall have the right, at its sole option and effective immediately upon notice to Shipper, to refuse to accept such Crude Oil.

(b)    If Shipper determines or otherwise becomes aware at any time prior to delivery that any Crude Oil that will be tendered by or for the account of Shipper at any Receipt Point will not meet the Crude Oil Quality Specifications, then Shipper shall provide written notice to Gatherer. Upon receipt of such notice, if Gatherer nevertheless accepts such Crude Oil, then Producer and Shipper shall not be liable for any claims or losses arising out of or related to delivery of such Crude Oil, including any damages or losses downstream of the applicable Receipt Point(s).

(c)    Producer and Shipper shall not be liable for any claims or losses arising out of or related to delivery of Crude Oil that does not meet the Crude Oil Quality Specifications, including any damages or losses downstream of the applicable Receipt Point(s); provided that Shipper shall be liable for such claims or losses if Shipper determines or otherwise becomes aware at any time prior to delivery that any Crude Oil that will be tendered by or for the account of Shipper at any Receipt Point will not meet the Crude Oil Quality Specifications and Shipper fails to deliver written notice to Gatherer pursuant to Section 8.2(b).

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

(d)    Any Crude Oil that is tendered by or for the account of Shipper that Gatherer refuses to accept pursuant to this Section 9.2 shall be temporarily released from the dedication and commitment made by Producer and Shipper under this Agreement so that Producer and Shipper may dispose of any such Crude Oil.

Section 9.3    Delivery Point Crude Oil Quality Specifications. If Shipper delivers Crude Oil to Gatherer at the Receipt Points that meets the Crude Oil Quality Specifications, Gatherer shall redeliver Crude Oil at the Delivery Points to or for the account of Shipper that meets the Crude Oil Quality Specifications and has a reduced Reid Vapor Pressure and API Gravity if requested by Shipper pursuant to Section 3.8 and/or Section 3.9.

Section 9.4    Greenhouse Gas Emissions. Notwithstanding anything contained in this Agreement to the contrary, in the event there is an enactment of, or change in, any Applicable Law after the Effective Date which, in Gatherer’s reasonable determination, results in (a) a Governmental Authority requiring Gatherer to hold or acquire emission allowances or their equivalent related to the carbon dioxide content or emissions or the greenhouse gas content or emissions attributable to Dedicated Crude Oil and/or the gathering, stabilization, blending or storage of such Crude Oil or entrained gas (collectively, “Shipper’s GHG Emissions”), or (b) Gatherer incurring any costs or expenses attributable to Dedicated Crude Oil, including any costs or expenses for disposal or treating of carbon dioxide attributable to such Crude Oil, or any other additional economic burden being placed on Gatherer, in connection with or related to Shipper’s GHG Emissions, including any tax, assessment, or other cost or expense (collectively, “Emissions Charges”), then (i) Shipper and Producer will use reasonable efforts to provide any required emissions allowances or their equivalent to Gatherer in a timely manner (and Shipper and Producer shall release, indemnify, defend and hold Gatherer harmless from and against all claims and losses, including any expenses incurred by Gatherer in acquiring such allowances in the marketplace, arising out of or related to the failure to timely provide any such required emission allowances or their equivalent), and (ii) Shipper and Producer shall be fully responsible for such Emissions Charges and shall reimburse Gatherer for any Emissions Charges paid by Gatherer within ten Days of receipt of Gatherer’s invoice.

ARTICLE 10

MEASUREMENT EQUIPMENT AND PROCEDURES

Section 10.1    Measurement Facilities. Measurement at each Receipt Point shall be conducted by either LACT meter unit or hand gauging only if such LACT meter units are not installed by Gatherer. Gatherer shall install, own, operate and maintain Measurement Facilities to measure Crude Oil at all the Receipt Points. Producer shall pay for the initial actual cost of the LACT meter unit to be installed at each Receipt Point and Gatherer shall be responsible for all measurement costs beyond the initial capital cost to install the LACT meter unit. Prior to ordering and purchasing the LACT meter unit, Gatherer shall provide Producer with the cost analysis and options for purchasing the LACT meter unit. Producer shall have the option to approve such costs or utilize hand gauging for measurement as an alternative. Measurement Facilities at the Receipt Points and Delivery Points shall meet current industry standards for custody transfer measurement. Shipper shall have the right to install check Measurement Facilities upstream of each Receipt Point.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Section 10.2    Notice of Measurement Facilities Inspection and Calibration. Each of Shipper and Gatherer shall give two Days’ notice to the other in order that the other may, at its option, have representatives present to observe any reading, inspecting, testing, calibrating, proving or adjusting of Measurement Facilities used in measuring or checking the measurement of receipts of Crude Oil under this Agreement. Gatherer shall provide at least two Days’ advance notice to Shipper of all provings and related calibration activities for any LACT meter unit. The data from such Measurement Facilities shall remain the property of the Measurement Facilities’ owner, but copies of such records shall, upon written request, be submitted to the requesting Party for inspection and verification.

Section 10.3    Measurement Accuracy Verification.

(a)    Gatherer shall calibrate meters as often as required, as determined by Gatherer in accordance with standard industry practices and applicable regulatory standards to reasonably assure accurate measurement, but at least once per Month for any Receipt Point with a LACT meter unit.

(b)    If, during any test of the Measuring Facilities, an adjustment or meter proving error is found which results in an incremental adjustment to the calculated flow rate through each meter in excess of 0.25% of the adjusted flow rate (whether positive or negative and using the adjusted flow rate as the percent error equation denominator), then any previous recordings of such equipment shall be corrected to zero error for any period during which the error existed (and which is either known definitely or agreed to by Shipper and Gatherer) and the total flow for the period redetermined in accordance with the provisions of Section 10.5. If the period of error condition cannot be determined or agreed upon between Shipper and Gatherer, such correction shall be made over a period extending over the last one half of the time elapsed since the date of the prior test revealing the 0.25% error.

(c)    If, during any test of any Measurement Facilities, an adjustment or meter proving error is found which results in an incremental adjustment to the calculated flow rate which does not exceed 0.25% of the adjusted flow rate, all prior recordings and data shall be considered to be accurate for quantity determination purpose.

Section 10.4    Special Tests. If Shipper or Gatherer desires a test of any Measurement Facilities not scheduled by a Party under the provisions of Section 10.3, two Days’ advance notice shall be given to the other and both Shipper and Gatherer shall cooperate to secure a prompt test of the accuracy of such equipment. If the Measurement Facilities tested are found to be within the range of accuracy set forth in Section 10.3(b), then the Party that requested the test shall pay the costs of such test including any labor and transportation costs pertaining thereto. If the Measurement Facilities tested are found to be outside the range of accuracy set forth in Section 10.3(b), then the Party that owns such Measurement Facilities shall pay such costs and perform the corrections according to Section 10.5.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Section 10.5    Metered Flow Rates in Error. If, for any reason, any Measurement Facilities are (i) out of adjustment, (ii) out of service or (iii) out of repair and the total calculated flow rate through each meter is found to be in error by an amount of the magnitude described in Section 10.3, the total quantity of Crude Oil delivered shall be determined in accordance with the first of the following methods which is feasible:

(a)    by using the registration of any mutually agreeable check metering facility, if installed and accurately registering (subject to testing as provided for in Section 10.3);

(b)    where multiple meters exist in series, by calculation using the registration of such meter equipment; provided that they are measuring Crude Oil from upstream and downstream headers in common with the faulty metering equipment, are not controlled by separate regulators and are accurately registering;

(c)    by correcting the error by re-reading of the official meter, or by straightforward application of a meter factor to the quantities recorded for the period (if the net percentage of error is ascertainable by calibration, tests or mathematical calculation); or

(d)    by estimating the quantity, based upon deliveries made during periods of similar conditions when the meter was registering accurately.

Section 10.6    Record Retention. The Party owning the Measurement Facilities shall retain and preserve all test data, meter recordings and similar records for any calendar year for a period of at least 24 Months following the end of such calendar year unless Applicable Law requires a longer time period or the Party has received written notification of a dispute involving such records, in which case records shall be retained until the related issue is resolved.

Section 10.7    Summary Measurement Reports. If Gatherer develops summary measurement reports for the Wells or the Gathering System, Gatherer shall provide Shipper copies of such reports to Shipper upon Shipper’s request.

ARTICLE 11

NOTICES

Section 11.1    Notices. Unless otherwise provided herein, any notice, request, invoice, statement or demand which any Party desires to serve upon any other regarding this Agreement shall be made in writing and shall be considered as delivered (a) when hand delivered, (b) when delivery is confirmed by pre-paid delivery service (such as FedEx, UPS, DHL or a similar delivery service), (c) if mailed by United States certified mail, postage prepaid, three Business Days after mailing, (d) if sent by facsimile transmission, when receipt is confirmed by the equipment of the transmitting Party or (e) when sent via email; provided that if sent by email after normal business hours or if receipt of a facsimile transmission is confirmed after normal business hours, receipt shall be deemed to be the next Business Day. Notwithstanding the foregoing, if a Party desires to serve upon another a notice of default under this Agreement, the delivery of such notice shall be considered effective under this Section 11.1 only if delivered by any method set forth in the foregoing clauses (a) through (b). Any notice shall be given to the other Party or Parties at the following address(es), or to such other address as any Party shall designate by written notice to the others:

Producer:	Oasis Petroleum North America LLC
1001 Fannin, Suite 1500
Houston, Texas 77002

Attn: Robin Hesketh
Phone: (281) 404-9484
Fax: (281) 404-9501
Email: rhesketh@oasispetroleum.com

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Shipper:	Oasis Petroleum Marketing LLC
1001 Fannin, Suite 1500
Houston, Texas 77002

Attn: Marian Hargis
Phone: (281) 404-9627
Fax: (281) 404-9501
Email: mhargis@oasispetroleum.com

Gatherer:	Oasis Midstream Services LLC
1001 Fannin, Suite 1500
Houston, Texas 77002

Attn: Jim Doss
Phone: (713) 770-6445
Fax: (281) 404-9501
Email: jdoss@oasispetroleum.com

And

Oasis Midstream Partners LP
1001 Fannin, Suite 1500
Houston, Texas 77002

Attn: Richard Robuck
Phone: (281) 404-9602
Fax: (281) 404-9501
Email: rrobuck@oasispetroleum.com

ARTICLE 12

INVOICES AND PAYMENTS

Section 12.1    Statements and Invoices. Not later than the 20th Business Day following the end of each Month, Gatherer shall provide Shipper with a detailed statement in the form set forth on Exhibit F and Exhibit H setting forth the quantity of Crude Oil received by Gatherer at the Receipt Points in such Month, the Gathering Fee, the Stabilization and Blending Fee, the Pumpover Fee and the Storage Fee with respect to such Month, together with measurement summaries and all relevant supporting documentation, to the extent available on

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

such 20th Business Day (with Gatherer being obligated to deliver any such supporting documentation that is not available on such 20th Business Day as soon as it becomes available). Shipper shall make payment to Gatherer by the later of: (a) the last Business Day of the Month in which such invoice is received or (b) 30 Days after receipt of the invoice. Such payment shall be made by wire transfer pursuant to wire transfer instructions delivered by Gatherer to Shipper in writing from time to time or other means as mutually agreeable by the Parties. If any overcharge or undercharge in any form whatsoever shall at any time be found and the invoice therefor has been paid, Gatherer shall refund any amount of overcharge, and Shipper shall pay any amount of undercharge, within 30 Days after final determination thereof; provided, however, that no retroactive adjustment will be made beyond a period of 24 Months from the date of a statement hereunder.

Section 12.2    Right to Suspend on Failure to Pay. If any undisputed amount due hereunder remains unpaid for 60 Days after the due date, Gatherer shall have the right to suspend or discontinue the Services hereunder until any such past due amount is paid.

Section 12.3    Audit Rights. Each Party, on not less than 30 Days’ prior written notice to the other, shall have the right, at its expense, at reasonable times during normal business hours, but in no event more than twice in any period of 12 consecutive Months, to audit the books and records of the other to the extent necessary to verify the accuracy of any statement, allocation, measurement, computation, charge, payment made under, or obligation or right pursuant to this Agreement. The scope of any audit shall be limited to transactions affecting Crude Oil tendered by or on account of Shipper hereunder or the Services provided hereunder and shall be limited to the 24 Month period immediately prior to the Month in which the notice requesting an audit was given. All statements, allocations, measurements, computations, charges or payments made in any period prior to the 24 Month period immediately prior to the Month in which the audit is requested shall be conclusively deemed true and correct and shall be final for all purposes.

Section 12.4    Payment Disputes. In the event of any dispute with respect to any payment hereunder, Shipper shall make timely payment of all undisputed amounts, and Gatherer and Shipper will use good faith efforts to resolve the disputed amounts within 60 Days following the original due date. Any amounts subsequently resolved shall be due and payable within ten Days of such resolution.

Section 12.5    Interest on Late Payments. In the event that Shipper shall fail to make timely payment of any sums, except those contested in good faith or those in a good faith dispute, when due under this Agreement, interest will accrue from the date payment is due until the date payment is made at an annual rate equal to the lesser of (a) ten percent or (b) the maximum percentage permitted by Applicable Law.

Section 12.6    Excused Performance. Gatherer will not be required to perform or continue to perform services hereunder, and Producer and Shipper shall not be obligated to deliver Dedicated Crude Oil to the Gathering System in the event:

(a)    a Party has voluntarily filed for bankruptcy protection under any chapter of the United States Bankruptcy Code;

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

(b)    a Party is the subject of an involuntary petition of bankruptcy under any chapter of the United States Bankruptcy Code, and such involuntary petition has not been settled or otherwise dismissed within 90 Days of such filing; or

(c)    a Party otherwise becomes insolvent, whether by an inability to meet its debts as they come due in the ordinary course of business or because its liabilities exceed its assets on a balance sheet test; and/or however such insolvency may otherwise be evidenced.

ARTICLE 13

FORCE MAJEURE

Section 13.1    Suspension of Obligations. In the event a Party is rendered unable, wholly or in part, by Force Majeure to carry out its obligations under this Agreement, other than the obligation to make payments then or thereafter due hereunder, and such Party promptly gives notice and reasonably full particulars of such Force Majeure in writing to the other Parties promptly after the occurrence of the cause relied on, then the obligations of the Party giving such notice, so far as and to the extent that they are affected by such Force Majeure, shall be suspended during the continuance of any inability so caused, but for no longer period, and such cause shall so far as reasonably possible be remedied with all reasonable dispatch by the Party claiming Force Majeure.

Section 13.2    Definition of Force Majeure. The term “Force Majeure” as used in this Agreement shall mean any cause or causes not reasonably within the control of the Party claiming relief and which, by the exercise of reasonable diligence, such Party is unable to prevent or overcome, including acts of God; strikes, lockouts or other industrial disturbances; acts of the public enemy, acts of terror, sabotage, wars, blockades, military action, insurrections or riots; epidemics; landslides, subsidence, lightning, earthquakes, fires, storms or storm warnings; crevasses, floods or washouts; civil disturbances; explosions, breakage or accident to wells, machinery, equipment or lines of pipe; the necessity for testing or making repairs or alterations to wells, machinery, equipment or lines of pipe; freezing of wells, equipment or lines of pipe; inability of any Party hereto to obtain, after the exercise of reasonable diligence, necessary materials, supplies, rights of way or Permits; or any action or restraint by any Governmental Authority (so long as the Party claiming relief has not applied for or assisted in the application for, and has opposed where and to the extent reasonable, such action or restraint, and as long as such action or restraint is not the result of a failure by the claiming Party to comply with Applicable Law).

Section 13.3    Settlement of Strikes and Lockouts. It is understood and agreed that the settlement of strikes or lockouts shall be entirely within the discretion of the Party affected thereby, and that the above requirement that any Force Majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes or lockouts by acceding to the demands of the opposing party when such course is inadvisable in the sole discretion of the Party affected thereby.

Section 13.4    Payments for Services Performed. Notwithstanding the foregoing, it is specifically understood and agreed by the Parties that an event of Force Majeure will in no way affect or terminate Shipper’s obligation to make payment for the Services performed prior to such event of Force Majeure.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

ARTICLE 14

INDEMNIFICATION

Section 14.1    Gatherer. Subject to the terms of this Agreement, including Article 15 and Section 17.8, Gatherer shall release, indemnify, defend and hold harmless Producer, Shipper and their Affiliates, directors, officers, employees, agents, consultants, representatives and invitees from and against all claims and losses arising out of or relating to (a) the operations of Gatherer or (b) any breach of this Agreement by Gatherer.

Section 14.2    Producer and Shipper. Subject to the terms of this Agreement, including Article 15 and Section 17.8, each of Producer and Shipper shall release, indemnify, defend and hold harmless Gatherer and its Affiliates, directors, officers, employees, agents, consultants, representatives and invitees from and against all claims and losses arising out of or relating to (a) the operations of Producer or Shipper (as applicable) (b) any breach of this Agreement by Producer or Shipper (as applicable).

ARTICLE 15

CUSTODY AND TITLE

Section 15.1    Custody. As among the Parties, (a) Producer shall be in custody, control and possession of Producer’s Crude Oil hereunder until such Crude Oil is delivered to the Receipt Points and (b) Gatherer shall be in custody, control and possession of Crude Oil after it is delivered to Gatherer at the Receipt Point until such point the Crude Oil is delivered to Shipper at the Delivery Points. The Party having custody and control of Crude Oil under the terms of this Agreement shall be responsible for, and shall defend, indemnify, release and hold the other Parties and their respective Affiliates, and its and their directors, officers, employees, agents, consultants, representatives, invitees and contractors harmless from and against, all claims and losses of whatever kind and nature for anything that may happen or arise with respect to such Crude Oil when such Crude Oil is in its custody and control, including claims and losses resulting from any negligent acts or omissions of any indemnified party, but excluding any claims and losses to the extent caused by or arising out of the negligence, gross negligence or willful misconduct of the party claiming indemnity.

Section 15.2    Shipper Warranty. Shipper represents and warrants that it owns, or has the right to deliver to the Gathering System, all Crude Oil delivered under this Agreement. If the title to Crude Oil delivered by Shipper hereunder is disputed or is involved in any legal action, Gatherer shall have the right to cease receiving such Crude Oil, to the extent of the interest disputed or involved in legal action, during the pendency of the action or until title is freed from the dispute, or until Shipper furnishes, or causes to be furnished, defense and indemnification to hold Gatherer harmless from all claims arising out of the dispute or action, with surety acceptable to Gatherer. Shipper shall release, indemnify, defend and hold harmless Gatherer from and against all claims and losses arising out of or related to any liens, encumbrances or adverse claims on any of Shipper’s Crude Oil delivered to the Receipt Points.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Section 15.3    Title. Title to all Crude Oil delivered under this Agreement, including all constituents thereof, shall remain with and in Shipper or its customers at all times; provided, however, that title to Crude Oil used as PLA shall pass from Shipper or the relevant third party to Gatherer immediately downstream of the Receipt Point.

ARTICLE 16

TAXES; ROYALTIES

Section 16.1    Taxes. Shipper shall pay or cause to be paid and agrees to hold Gatherer harmless as to the payment of all excise, gross production, severance, sales, occupation and all other Taxes, charges or impositions of every kind and character required by statute or by order of Governmental Authorities and levied against or with respect to any Crude Oil delivered by or on account of Shipper under this Agreement. Gatherer shall not become liable for such Taxes, unless designated to remit those Taxes on behalf of Shipper by any duly constituted jurisdictional agency having authority to impose such obligations on Gatherer, in which event the amount of such Taxes remitted on Shipper’s behalf shall be (a) reimbursed by Shipper upon receipt of invoice, with corresponding documentation from Gatherer setting forth such payments, or (b) deducted from amounts otherwise due to Gatherer under this Agreement. Gatherer shall pay or cause to be paid all Taxes, charges and assessments of every kind and character required by statute or by order of Governmental Authorities with respect to the Gathering System or provision of the Services. No Party shall be responsible nor liable for any Taxes or other statutory charges levied or assessed against the facilities of any other Party, including ad valorem tax (however assessed), used for the purpose of carrying out the provisions of this Agreement or against the net worth or capital stock of such Party.

Section 16.2    Royalties. As among the Parties, Producer shall have the sole and exclusive obligation and liability for the payment of all Persons due any proceeds derived from Shipper’s Crude Oil allocated to Shipper hereunder (including all constituents and products thereof) delivered under this Agreement, including royalties, overriding royalties and similar interests, in accordance with the provisions of the leases or agreements creating those rights to proceeds. In no event will Gatherer have any obligation to those Persons due any of those proceeds of production attributable to any such Crude Oil (including all constituents and products thereof) delivered under this Agreement. Although Shipper shall retain title to Crude Oil as provided in this Section 16.2, Gatherer shall have the right to commingle Crude Oil delivered by Shipper with Third Party Crude Oil.

ARTICLE 17

MISCELLANEOUS

Section 17.1    Rights. The failure of any Party to exercise any right granted hereunder shall not impair nor be deemed a waiver of that Party’s privilege of exercising that right at any subsequent time or times.

Section 17.2    Applicable Laws. This Agreement is subject to all valid present and future laws, regulations, rules and orders of Governmental Authorities now or hereafter having jurisdiction over the Parties, this Agreement, or the services performed or the facilities utilized under this Agreement.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Section 17.3    Governing Law; Jurisdiction; Waiver of Jury Trial.

(a)    This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Texas, without regard to choice of law principles that would result in the application of the laws of a different jurisdiction.

(b)    The Parties agree that the appropriate, exclusive and convenient forum for any disputes between the Parties arising out of this Agreement or the transactions contemplated hereby shall be in any state or federal court in Harris County, Texas, and each of the Parties irrevocably submits to the jurisdiction of such courts solely in respect of any proceeding arising out of or related to this Agreement. The Parties further agree that the Parties shall not bring suit with respect to any disputes arising out of this Agreement or the transactions contemplated hereby in any court or jurisdiction other than the above specified courts.

(c)    EACH PARTY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

Section 17.4    Successors and Assigns.

(a)    This Agreement shall extend to and inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns. Except as set forth in Section 17.4(b), no Party shall have the right to assign its respective rights and obligations in whole or in part under this Agreement without the prior written consent of the other Parties (such consent shall not be unreasonably withheld, conditioned or delayed) and any assignment or attempted assignment made otherwise than in accordance with this Section 17.4 shall be null and void ab initio.

(b)    Notwithstanding Section 17.4(a):

(i)    Gatherer shall have the right to assign its rights under this Agreement, in whole or in part, as applicable, without the consent of Producer and Shipper, if such assignment is made to any Person to which the Gathering System or any part thereof has been or will be Transferred that assumes in writing all of Gatherer’s obligations hereunder (if applicable, to the extent that part of the Gathering System being Transferred to such Person) and is an Affiliate of Gatherer;

(ii)    Gatherer shall have the right to grant a security interest in this Agreement to a lender or other debt provider (or trustee or agent on behalf of such lender) of Gatherer; and

(iii)    Producer and Shipper shall have the right to assign their rights under this Agreement, in whole or in part, as applicable, without the consent of Gatherer, to any Person to which Producer sells, assigns or otherwise Transfers all or any portion of the Dedicated Properties and who assumes in writing all of Producer’s and Shipper’s obligations hereunder (if applicable, to the extent of the Dedicated Properties being Transferred to such Person) and each of Producer and Shipper shall be released from its obligations under this Agreement to the extent of such assignment.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

(c)    If this Agreement is assigned (in whole or in part) by Gatherer to any Person that is not an Affiliate of OMS or MLP, or if there is a change of Control of MLP or any DevCo such that an Affiliate of Oasis Petroleum Inc. no longer Controls MLP or such DevCo (as applicable), then Producer and Shipper can seek to renegotiate the terms and conditions of this Agreement with Gatherer. If the Parties are unable to agree on mutually agreeable amendments (if any) to this Agreement, then Producer and Shipper shall have the collective right to terminate this Agreement, effective upon the assignment or change of Control, as applicable.

Section 17.5    Severability. If any provision of this Agreement is determined to be void or unenforceable, in whole or in part, then (a) such provision shall be deemed inoperative to the extent it is deemed void or unenforceable, (b) the Parties agree to enter into such amendments to this Agreement in order to give effect, to the greatest extent legally possible, to the provision that is determined to be void or unenforceable and (c) the other provisions of this Agreement in all other respects shall remain in full force and effect and binding and enforceable to the maximum extent permitted by law; provided, however, that in the event that a material term under this Agreement is so modified, the Parties will, timely and in good faith, negotiate to revise and amend this Agreement in a manner which preserves, as closely as possible, each Party’s business and economic objectives as expressed by the Agreement prior to such modification.

Section 17.6    Confidentiality.

(a)    Confidentiality. Except as otherwise provided in this Section 17.6, each Party agrees that it shall maintain all terms and conditions of this Agreement, and all information disclosed to it by another Party or obtained by it in the performance of this Agreement and relating to another Party’s business (including Development Plans, Gathering System Plans and all data relating to the production of Producer, including well data, production volumes, volumes gathered, blended, stabilized, stored and delivered to the Delivery Points) (collectively, “Confidential Information”) in strictest confidence, and that it shall not cause or permit disclosure of this Agreement or its existence or any provisions contained herein without the express written consent of the disclosing Party.

(b)    Permitted Disclosures. Notwithstanding Section 17.6(a) disclosures of any Confidential Information may be made by any Party (i) to the extent necessary for such Party to enforce its rights hereunder against another Party; (ii) to the extent to which a Party is required to disclose all or part of this Agreement by a statute or by the order or rule of a Governmental Authority exercising jurisdiction over the subject matter hereof, by order, by regulations or by other compulsory process (including deposition, subpoena, interrogatory or request for production of documents); (iii) to the extent required by the applicable regulations of a securities or commodities exchange; (iv) to a third person in connection with a proposed sale or other transfer of a Party’s interest in this Agreement (provided such third person agrees in writing to be bound by the terms of this Section 17.6); (v) to its own directors, officers, employees, agents and representatives; (vi) to an Affiliate; (vii) to financial advisors, attorneys and banks (provided such Persons are subject to a confidentiality undertaking consistent with this Section 17.6(b)) or (viii) except for information disclosed pursuant to Article 3, to a royalty, overriding royalty, net profits or similar owner burdening Dedicated Crude Oil (provided such royalty, overriding royalty, net profits or similar owner agrees in writing to be bound by the terms of this Section 17.6).

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

(c)    Notification. If a Party is or becomes aware of a fact, obligation or circumstance that has resulted or may result in a disclosure of any of the terms and conditions of this Agreement authorized by Section 17.6(b)(ii) or (iii), it shall so notify in writing the disclosing Party promptly and shall provide documentation or an explanation of such disclosure as soon as it is available.

(d)    Party Responsibility. Each Party shall be deemed solely responsible and liable for the actions of its directors, officers, employees, agents, representatives and Affiliates for maintaining the confidentiality commitments of this Section 17.6.

(e)    Public Announcements. The Parties agree that prior to making any public announcement or statement with respect to this Agreement or the transaction represented herein permitted under this Section 17.6, the Party desiring to make such public announcement or statement shall provide the other Parties with a copy of the proposed announcement or statement prior to the intended release date of such announcement. The other Parties shall thereafter consult with the Party desiring to make the release, and the Parties shall exercise their reasonable efforts to (i) agree upon the text of a joint public announcement or statement to be made by all Parties or (ii) in the case of a statement to be made solely by one Party, obtain approval of the other Parties to the text of a public announcement or statement. Nothing contained in this Section 17.6 shall be construed to require any Party to obtain approval of any other Party to disclose information with respect to this Agreement or the transaction represented herein to any Governmental Authority to the extent required by Applicable Law or necessary to comply with disclosure requirements of the Securities and Exchange Commission, the New York Stock Exchange or any other regulated stock exchange.

(f)    Survival. The provisions of this Section 17.6 shall survive any expiration or termination of this Agreement for a period of one year.

Section 17.7    Entire Agreement, Amendments and Waiver. The exhibits to this Agreement are hereby incorporated by reference into this Agreement. This Agreement, including all exhibits hereto, integrates the entire understanding among the Parties with respect to the subject matter covered and supersedes all prior understandings, drafts, discussions or statements, whether oral or in writing, expressed or implied, dealing with the same subject matter. This Agreement may not be amended or modified in any manner except by a written document signed by the Parties that expressly amends this Agreement. No waiver by a Party of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless expressly provided. No waiver shall be effective unless made in writing and signed by the Party to be charged with such waiver.

Section 17.8    Limitation of Liability. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

EXEMPLARY DAMAGES SUFFERED BY SUCH PARTY RESULTING FROM OR ARISING OUT OF THIS AGREEMENT OR THE BREACH THEREOF OR UNDER ANY OTHER THEORY OF LIABILITY, WHETHER TORT, NEGLIGENCE, STRICT LIABILITY, BREACH OF CONTRACT, WARRANTY, INDEMNITY OR OTHERWISE, INCLUDING LOSS OF USE, INCREASED COST OF OPERATIONS, LOSS OF PROFIT OR REVENUE, OR BUSINESS INTERRUPTIONS; PROVIDED, HOWEVER, THAT THE FOREGOING LIMITATION SHALL NOT APPLY TO ANY DAMAGE CLAIM ASSERTED BY OR AWARDED TO A THIRD PARTY FOR WHICH A PARTY WOULD OTHERWISE BE LIABLE UNDER ANY INDEMNIFICATION PROVISION SET FORTH HEREIN.

Section 17.9    Headings. The headings and captions in this Agreement have been inserted for convenience of reference only and shall not define or limit any of the terms and provisions hereof.

Section 17.10    Rights and Remedies. Except as otherwise provided in this Agreement, each Party reserves to itself all rights, counterclaims, other remedies and defenses that such Party is or may be entitled to arising from or out of this Agreement or as otherwise provided by law.

Section 17.11    No Partnership. Nothing contained in this Agreement shall be construed to create an association, trust, partnership or joint venture or impose a trust, fiduciary or partnership duty, obligation or liability on or with regard to any Party.

Section 17.12    Rules of Construction. In construing this Agreement, the following principles shall be followed:

(a)    no consideration shall be given to the fact or presumption that one Party had a greater or lesser hand in drafting this Agreement;

(b)    examples shall not be construed to limit, expressly or by implication, the matter they illustrate;

(c)    the word “includes” and its syntactical variants mean “includes, but is not limited to,” “includes without limitation” and corresponding syntactical variant expressions;

(d)    the plural shall be deemed to include the singular and vice versa, as applicable;

(e)    references to any Person (including any Governmental Authority) shall include such Person’s permitted successors and assigns;

(f)    reference to any agreement, document or instrument shall mean such agreement, document or instrument as amended, replaced, restated or modified and in effect from time to time in accordance with the terms thereof;

(g)    references to any Applicable Law (including any statute referenced in this Agreement) means such Applicable Law as amended, modified, codified, replaced or re-enacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

thereunder, and references to any section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or re-enactment of such section or other provision;

(h)    references to any Exhibit, Article, Section or other sub-section shall be references to an Exhibit, Article, Section or other sub-section of this Agreement; and

(i)    references to currency shall be references to the lawful money of the United States, unless otherwise indicated, and any payments and transfers of funds shall be made in immediately available funds.

Section 17.13    No Third Party Beneficiaries. This Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns, and shall not inure to the benefit of any other Person whomsoever or whatsoever, it being the intention of the Parties that no third Person shall be deemed a third party beneficiary of this Agreement.

Section 17.14    Further Assurances. Each Party shall take such acts and execute and deliver such documents as may be reasonably required to effectuate the purposes of this Agreement.

Section 17.15    Counterpart Execution. This Agreement may be executed in any number of counterparts, each of which shall be considered an original, and all of which shall be considered one and the same instrument. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

Section 17.16    Memorandum of Agreement. Contemporaneously with the execution of this Agreement, the Parties shall execute, acknowledge, deliver and record a “short form” memorandum of this Agreement in the form of Exhibit E attached hereto (as modified, including by the addition of any required property descriptions, required by local law and practice to put such memorandum of record and put third parties on notice of this Agreement), which shall be placed of record in each state and county in which the currently-existing Dedicated Properties are located. The Parties further agree that such memoranda shall be executed and delivered by the Parties from time to time at any Party’s reasonable request to evidence any additions or additional areas or Interests to, or permanent releases from, the dedication and commitment made by Producer and Shipper under this Agreement.

[Signature Page(s) Follows]

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

IN WITNESS WHEREOF, the Parties have duly executed this Agreement to be effective for all purposes on the Effective Date.

OASIS PETROLEUM NORTH AMERICA LLC

By:	/s/ Taylor L. Reid
Name:	Taylor L. Reid
Title:	President and Chief Operating Officer

OASIS PETROLEUM MARKETING LLC

By:	/s/ Michael H. Lou
Name:	Michael H. Lou
Title:	Executive Vice President and Chief Financial Officer

OASIS MIDSTREAM SERVICES LLC

By:	/s/ Greg Hills
Name:	Greg Hills
Title:	Senior Vice President Marketing and Midstream

OASIS MIDSTREAM PARTNERS LP

By:	/s/ Richard Robuck
Name:	Richard Robuck
Title:	Senior Vice President and Chief Financial Officer

CRUDE OIL GATHERING, STABILIZATION, BLENDING AND STORAGE AGREEMENT

SIGNATURE PAGE

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

EXHIBIT A

DEDICATED ACREAGE

The outlined area noted in black below shall be the Dedicated Acreage.

T153N
R98W
T153N
R97W
T152N
R99W
T152N
R98W
T152N
R97W
T151N
R98W
T151N
R97W
Sources: Esri, HERE, DeLorme, USGS, Intermap, INCREMENT P, NRCan, Esri Japan, METI, Esri China (Hong Kong), Esri Korea, Esri (Thailand), MapmyIndia, NGCC, © OpenStreetMap contributors, and the GIS User Community
LOCATION MAP
Crude Dedication Area
Oasis Operated DSUs
Wild Basin Central Processing Facility
0 0.4 0.8 1.2 1.6 2 2.4
Miles
1 in = 2 miles
CONFIDENTIAL
Coordinate System: NAD 1927 UTM Zone 13N
Projection: Transverse Mercator
Datum: North American 1927
False Northing: 0.0000
Central Meridian: -105.0000
Scale Factor: 0.9996
Latitude Of Origin: 0.0000
Units: Foot US
OASIS
DRAFT
Exhibit A
to Crude Dedication Agreement
Williston Basin, MT and ND

Exhibit A – Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

EXHIBIT B

GATHERING SYSTEM

T153N
R98W
T153N
R97W
T152N
R99W
T152N
R98W
T152N
R97W
T151N
R99W
T151N
R98W
T151N
R97W
Sources: Esri, HERE, DeLorme, USGS, Intermap, INCREMENT P, NRCan, Esri Japan, METI, Esri China (Hong Kong), Esri Korea, Esri (Thailand), MapmyIndia, NGCC, © OpenStreetMap contributors, and the GIS User Community
LOCATION MAP
Planned Crude Pipeline
Crude Dedication Area
Oasis Operated DSUs
Wild Basin Central Processing Facility
0 0.4 0.8 1.2 1.6 2 2.4 Miles
1 in = 2 miles
CONFIDENTIAL
Coordinate System: NAD 1927 UTM Zone 13N
Projection: Transverse Mercator
Datum: North American 1927
False Easting: 1,640,416.6667
False Northing: 0.0000
Central Meridian: -105.0000
Scale Factor: 0.9996
Latitude Of Origin: 0.0000
Units: Foot US
OASIS
DRAFT
Exhibit B
to Crude Dedication Agreement
Williston Basin, MT and ND
21 September 2015

Exhibit B – Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

EXHIBIT C

FORM OF RIGHT OF WAY AGREEMENT

RIGHT OF WAY AND EASEMENT AGREEMENT

KNOW ALL PERSONS BY THESE PRESENTS,                     , whose address is                      (“Owner”, whether one or more), for and in consideration of Twenty-Five Dollars ($25.00) and other good and valuable consideration in hand paid, the receipt and sufficiency of which are hereby acknowledged, does hereby GRANT, BARGAIN, SELL, CONVEY and WARRANT unto Oasis Midstream Services LLC, whose address is 1001 Fannin Street, Suite 1500, Houston, Texas 77002, its successors and assigns (“OMS”), and Oasis Midstream Partners LP, whose address is 1001 Fannin Street, Suite 1500, Houston, Texas 77002, its successors and assigns (“MLP”, and collectively with OMS, “Grantee”) a perpetual and permanent right-of-way and easement (the “ROW”) of Fifty feet (50’) in width for the placement of up to four (4) Pipelines (as defined herein). The ROW is granted for the purpose of laying, constructing, maintaining, operating, inspecting, repairing, replacing, protecting, changing the size of and removing pipelines and appurtenances thereto for the transportation of oil, gas, fresh water, production water, kindred substances and vapors or the products thereof (the “Pipelines”) upon and along a route to be selected by Grantee in consultation with Owner on, under and across lands of Owner, situated in the County of                     , State of                      , described as follows:

Township                  , Range

Section     :

More particularly shown on Plat marked Exhibit “A”, and by this reference made a part hereof.

In addition to the ROW described above, during any period of time that Grantee is installing or maintaining the Pipelines, Owner does HEREBY GRANT, BARGAIN, SELL, CONVEY AND WARRANT unto Grantee a temporary easement of Seventy-Five feet (75’) in width, except that such easement shall be to a width of One Hundred feet (100’) at all road, ditch, and waterway crossings and any areas of severely uneven ground.

The aforesaid rights and the ROW are granted as and from the date hereof, and shall be perpetual, on the following terms and conditions, which are hereby mutually agreed to by and between Owner and Grantee.

1.    Together with an easement for restricted rights of ingress and egress to, from and along said pipeline(s) and facilities of Grantee on, over and across said lands and adjacent lands of Owner, and Grantee shall have all privileges necessary or convenient for the full use and enjoyment of the rights herein granted.

2.    Grantee may record this Right of Way Agreement attaching a plat as Exhibit “A” (incorporated herein by reference) of the actual route of the facilities constructed hereunder and/or of the ingress/egress easement to further identify the locations thereof.

3.    Grantee shall bury the top of its pipelines at or below Four feet (4’) in depth. Grantee shall restore the land as soon as practicable after the pipelines are completed. Restoration shall be made as near as practicable to the condition when Grantee first entered onto the land. Grantee’s agreement to bury all pipelines shall in no way restrict Grantee from installing above ground appurtenant facilities (markers, risers, headers, block valves, monitors, cathodic protection equipment, electrical power lines, etc.) necessary for the operations of said pipelines; however Grantee agrees to reasonably attempt to locate said appurtenant facilities so as to minimize the impact of same to Owner’s use of the land covered herein.

Exhibit C – Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

4.    Owner and its successors and assigns reserves all oil, gas and minerals, if owned, on and under said lands and the right to farm, graze and otherwise fully use and enjoy said lands; provided that Owner agrees not to construct or create any obstruction, structure, or engineering work on the herein granted right of way that will interfere with rights and interests of Grantee herein granted, and provided further that Grantee shall have the right hereafter to keep clear obstructions from the herein granted right of way and ingress/egress easement. Grantee agrees to pay Owner or any tenant, as their interest may appear, for actual damages to crops, pasture, timber, livestock, fences and other improvements on said premises which may arise from exercise of the rights herein granted, provided Grantee shall not be liable for damages for future clearing of the right of way and ingress/egress easement in exercise of the rights herein granted.

5.    Grantee shall be liable for reclamation and damages resulting from a breach or spill.

6.    Grantee agrees to comply with all applicable state and local regulations.

7.    This Agreement may be executed in several counterparts, each of which shall be an original of this Agreement but all of which, taken together, shall constitute one and the same Agreement and be binding upon the parties who executed any counterpart, regardless of whether it is executed by all parties named herein.

8.    Owner agrees to grant additional lateral right of ways and perpetual easements that Grantee may need to connect to any well or wells, production facilities and/or compressor stations. This additional grant includes the pipelines needed to transport oil, gas, fresh water, production water, kindred substances and vapors. Owner will be paid for the additional lateral right of ways and perpetual easements based on the same terms agreed upon in the Payment Agreement of even date herewith. Grantee will have the right to amend this Right of Way and Easement Agreement by filing an amendment, executed solely by Grantee, with new plats showing the location of the additional lateral right of ways and perpetual easements.

9.    This instrument together with the Payment Agreement for Right of Way and Easement dated                      constitutes the entire agreement and understanding of the parties and supersedes all prior understandings, negotiations and agreements of the parties related to the subject matter hereof. Each party agrees to give the other a 30 day right to cure after notice of any default before seeking termination or exercising any other remedy.

TO HAVE AND TO HOLD said right of way and easement unto said Grantee, its successors and assigns for so long as same are used for the purposes herein granted. All provisions hereof are appurtenant to, run with and burden the above described land, and are binding upon and inure to the benefit of the successors, assigns, heirs, executors, administrators and other legal representatives of each of the parties.

Exhibit C – Page 2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Executed this              day of                     , 20    .

Owner:	Grantee:

Oasis Midstream Services LLC

Name:
Title:

Oasis Midstream Partners LP

Name:
Title:

Exhibit C – Page 3

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

ACKNOWLEDGEMENTS

STATE OF

COUNTY OF

On this      day of                     , in the year             , before me personally appeared                             , known to me (or proved to me on the oath of                     ) to be the person who is described in and who executed the within and foregoing instrument, and acknowledged to me that (he/she/they) executed the same.

(Seal)
Notary Public in and for the State of
Printed Name:
Commission Expires:

STATE OF

COUNTY OF

On this      day of                     , in the year             , before me personally appeared                             , known to me (or proved to me on the oath of                     ) to be the attorney-in-fact of the limited liability company described in and that executed the within instrument, and acknowledged to me that such corporation executed the same.

(Seal)
Notary Public in and for the State of
Printed Name:
Commission Expires:

STATE OF

COUNTY OF

On this      day of                     , in the year             , before me personally appeared                     , known to me (or proved to me on the oath of                     ) to be the                      of the limited partnership described in and that executed the within instrument, and acknowledged to me that such corporation executed the same.

(Seal)
Notary Public in and for the State of
Printed Name:
Commission Expires:

Exhibit C – Page 4

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

PAYMENT AGREEMENT FOR RIGHT OF WAY AND EASEMENT AGREEMENT

This agreement entered into this              day of                     , 2017 between                     , husband and wife whose address is                              (“Owner”), Oasis Midstream Services LLC, whose address is 1001 Fannin, Suite 1500, Houston, Texas 77002, its successors or assigns (“OMS”), and Oasis Midstream Partners LP, whose address is 1001 Fannin, Suite 1500, Houston, Texas 77002, its successors or assigns (“MLP”, and collectively with OMS, “Grantee”). In consideration of Twenty Five Dollars ($25.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Owner hereby consents and agrees to the payment arrangement set out below regarding that certain Right of Way and Easement Agreement from Owner to Grantee (“ROW Agreement”) covering the following described lands located in                      County, North Dakota:

Township          North, Range             West, 5th P.M.

Section     :

Grantor acknowledges receipt of $500.00 as a down payment. The pipeline payment of $             per rod is to be paid per pipeline for up to four (4) pipelines. The down payment will be deducted from the calculation of the total payment. The balance of the consideration due, if any, will be paid within thirty (30) days of the completion of a final survey of the pipelines as installed. In the event it is necessary to place an additional line or lines, not to exceed four (4) lines, in a new lateral Right of Way, then Grantee agrees to pay Owner $             per rod for the placement of each additional pipeline that is placed in the lateral Right of Way.

Grantee agrees to pay, in addition to the aforementioned payment, either (i) One Thousand Dollars and no/100 ($1,000.00) per mile, or (ii) the established yield as determined by the Farm Service Agency office per mile of growing or planted crops, or hay land, where applicable, within the right of way under the ROW Agreement which were destroyed as a direct result of the initial construction and installation of the Facilities.

If said Grantor owns less interest in the above described land than the entire and undivided fee simple estate therein, then the payments herein provided for shall be paid the said Grantor only in the proportion which Grantor’s interest bears to the whole and undivided fee.

It is expressly understood and agreed that the above specified payment for the ROW Agreement is contingent upon construction.

Exhibit C – Page 5

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Owner:	Grantee:

Oasis Midstream Services LLC

Name:
Title:

Oasis Midstream Partners LP

Name:
Title:

Exhibit C – Page 6

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

EXHIBIT D

CONFLICTING DEDICATIONS AND EXCLUDED WELLS

Wells Subject to Conflicting Dedications:

A. Johnson #12-1H (PU)
Aagvik #1-35H (PU)(S.A.M.)
Berquist #33-28H (S.A.M.-D)
Berquist #34-27H (S.A.M.-D)
Forland #28-33H (PU)
Hagen #31-30H (PU) (S.A.M.-D)
HAGEN BANKS 5298 42-31 2T2
HAGEN BANKS 5298 42-31 3T
HAGEN BANKS 5298 42-31 4T2
HAGEN BANKS 5298 42-31 5B
HAGEN BANKS 5298 42-31 6T
HAGEN BANKS 5298 42-31 7T3
HAGEN BANKS 5298 42-31 8B
Johnsrud #19-18H (PU) (S.A.M.-D)
Lundeen #4-26H (PU) (S.A.M.-D)
Nelson #11-2H (PU)
Nelson #14-23H (PU)
Patsy #5-8HTF
Pederson #10-3H (PU)(S.A.M.-D)
Rolfson #20-17H (PU) (S.A.M.-D)
Rolfson #29-32H (PU) (S.A.M.-D)
Rolfsrud #18-19H (PU) (S.A.M.-D)
Rolfsrud #7-6H (PU) (S.A.M.-D)

Excluded Wells:

Theodore #1-9H (PU) (S.A.M.)
Ceynar #29-32H (PU) (S.A.M.-D)
Wold #34-27H (PU) (S.A.M.-D)
Wold #15-33H

Exhibit D – Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

EXHIBIT E

FORM OF MEMORANDUM OF AGREEMENT

MEMORANDUM OF AGREEMENT

This MEMORANDUM OF CRUDE OIL GATHERING, STABILIZATION, BLENDING AND STORAGE AGREEMENT (this “Memorandum”) is entered into effective [                ], 2017 (the “Effective Date”), by and among OASIS PETROLEUM NORTH AMERICA LLC (“Producer”), with an address of 1001 Fannin, Suite 1500 Houston TX 77002, OASIS PETROLEUM MARKETING LLC (“Shipper”), with an address of 1001 Fannin, Suite 1500 Houston TX 77002, OASIS MIDSTREAM SERVICES LLC (“OMS”), with an address of 1001 Fannin, Suite 1500 Houston TX 77002, and OASIS MIDSTREAM PARTNERS LP (“MLP”, and collectively with OMS, “Gatherer”), with an address of 1001 Fannin, Suite 1500 Houston TX 77002.

WHEREAS, Producer, Shipper, and Gatherer entered into that certain Crude Oil Gathering, Stabilization, Blending and Storage Agreement effective [                ], 2017 (the “Agreement”), pursuant to which Gatherer will provide certain gathering, stabilization, blending, storage and other services as therein set forth;

WHEREAS, any capitalized term used, but not defined, in this Memorandum shall have the meaning ascribed to such term in the Agreement; and

WHEREAS, the Parties desire to file this Memorandum of record in the real property records of McKenzie County, North Dakota, described on Attachment 1 hereto (the “Dedicated Acreage”), to give notice of the existence of the Agreement and certain provisions contained therein;

NOW THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.    Notice. Notice is hereby given of the existence of the Agreement and all of its terms, covenants and conditions to the same extent as if the Agreement was fully set forth herein. Certain provisions of the Agreement are summarized in Sections 2 through 3 below.

2.    Dedication and Commitment.

(i)	Subject to the exceptions, exclusions and reservations set forth in the Agreement and the other terms and conditions of the Agreement, Producer has exclusively dedicated the Dedicated Properties to Gatherer for the performance of the Services under the Agreement and commits to deliver to Gatherer on account of Shipper, as and when produced, all Dedicated Crude Oil into the Gathering System for the performance of the Services under the Agreement.

(ii)	Subject to the exceptions, exclusions and reservations set forth in the Agreement and the other terms and conditions of the Agreement, Shipper has exclusively

Exhibit E – Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

dedicated and commits to deliver to Gatherer, as and when produced and purchased from Producer, all Dedicated Crude Oil into the Gathering System for the performance of the Services under the Agreement.

3.    Covenant Running with the Land. Subject to the exceptions, exclusions and reservations set forth in the Agreement and the other terms and conditions of the Agreement, the Parties intend that the dedication and commitment made by Producer and Shipper under the Agreement be a covenant running with (a) the Dedicated Properties, as a burden on Producer’s title thereto and binding on successors-in-interest in and to the Dedicated Properties, and (b) the Gathering System, as a benefit accruing to Gatherer’s title thereto and inuring to the benefit of successors-in-interest to the Gathering System. Producer shall not Transfer any or all of its interest in any Dedicated Property unless (i) Producer obtains and delivers to Gatherer a written acknowledgment by the Transferee in favor of Gatherer acknowledging that the Transferred Dedicated Property shall remain subject to the Agreement in all respects and (ii) each instrument of conveyance expressly so states.

4.    No Amendment to Agreement. This Memorandum is executed and recorded solely for the purpose of giving notice and shall not amend or modify the Agreement in any way.

Exhibit E – Page 2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

IN WITNESS WHEREOF, this Memorandum has been signed by or on behalf of each of the Parties as of the Effective Date.

OASIS PETROLEUM NORTH AMERICA LLC

By:
Name:
Title:

OASIS PETROLEUM MARKETING LLC

By:
Name:
Title:

OASIS MIDSTREAM SERVICES LLC

By:
Name:
Title:

OASIS MIDSTREAM PARTNERS LP

By:
Name:
Title:

Exhibit E – Page 3

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

ACKNOWLEDGEMENTS

STATE OF [ ]	§
§
COUNTY OF [ ]	§
§

The foregoing instrument was acknowledged before me on the      day of             , 2017, by [                    ], [                    ] of Oasis Petroleum North America LLC, a Delaware limited liability company, on behalf of said entity.

Notary Public in and for

Printed or Typed Name of Notary

STATE OF [ ]	§
§
COUNTY OF [ ]	§
§

The foregoing instrument was acknowledged before me on the      day of             , 2017, by [                    ], [                    ] of Oasis Petroleum Marketing LLC, a Delaware limited liability company, on behalf of said entity.

Notary Public in and for

Printed or Typed Name of Notary

STATE OF [ ]	§
§
COUNTY OF [ ]	§
§

The foregoing instrument was acknowledged before me on the      day of             , 2017, by [                    ], [                    ] of Oasis Midstream Services LLC, a Delaware limited liability company, on behalf of said entity.

Notary Public in and for

Printed or Typed Name of Notary

Exhibit E – Page 4

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

STATE OF [ ]	§
§
COUNTY OF [ ]	§
§

The foregoing instrument was acknowledged before me on the      day of             , 2017, by [                    ], [                    ] of Oasis Midstream Partners LP, a Delaware limited partnership, on behalf of said entity.

Notary Public in and for

Printed or Typed Name of Notary

Exhibit E – Page 5

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Attachment 1

DEDICATED ACREAGE

[Description to be included.]

Exhibit E – Page 6

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

EXHIBIT F

FORM OF SHIPPER’S BALANCE STATEMENT

Shipper’s Balance Statement

Oasis Midstream Services LLC - Wild Basin Gathering

Apr-17

Shipper :	Oasis Petroleum Marketing LLC	Contact:	[***]
Contact:	[***]	Phone:	[***]
Phone:	[***]	E-mail:	[***]
E-mail:	[***]	Date:	5/6/2017

Apr-17
Barrels
Opening Inventory		[***]
Receipts
Piped		[***]
Trucked		[***]

Subtotal Receipts		[***]
Deductions
Crude Vapor Shrink		[***]
Condensate from Stabilizer		[***]
API Gravity		—
Pipeline Loss Allowance		[***]

Subtotal Deductions		[***]
Net Receipts		[***]

Total Available		[***]
Deliveries
OMS Wild Basin Pipeline		[***]
Ending Inventory		[***]

Requirement
Gathering Line Fill		[***]

Net Ending Inventory		[***]
Requirement
Tank Fill 1201 Tank		[***]
Tank Fill 601 Tank		[***]

[***]

(Build)/Pull for per day	Jun-17	[***]
		[***]	bbl/day

Exhibit F – Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

EXHIBIT G

RESERVED

Exhibit G – Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

EXHIBIT H

FORM OF MONTHLY STATEMENT

Shipper Invoice

Oasis Midstream Services LLC - Wild Basin Gathering

Aug-17

Shipper :	Oasis Petroleum Marketing LLC	Statement Date:	8/6/2017
Contact:	[***]	Statement Date:	8/1/2017
Phone:	[***]
E-mail:	[***]

	Volume	Rate		Amount
Gathering Fee (on Receipt Point Volume)	[***]	$	[***]	$	[***]
Stabilization and Blending Fee (Receipt Pt)	[***]	$	[***]	$	[***]
Pumpover Fee (Delivery Point)	[***]	$	[***]	$	[***]
Storage Demand Fee	[***]	$	[***]	$	[***]

				$	[***]

Contact:	[***]
Phone:	[***]
E-mail:	[***]
*	Individual Receipt Point allocation to be provided on a Monthly basis.

Exhibit H – Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

EXHIBIT I

FEES

(a)    Shipper shall pay Gatherer each Month the following Fees:

(i)    a gathering fee of $[***] per Barrel (as may be increased in accordance with clause (b) of this Exhibit I, the “Gathering Fee”) for the volumes of Crude Oil received by Gatherer at the Receipt Points;

(ii)    a stabilization and blending fee of $[***] per Barrel (as may be increased in accordance with clause (b) of this Exhibit I, the “Stabilization and Blending Fee”) for the volumes of Crude Oil received by Gatherer at the Receipt Points; provided that following December 31, [***], the Stabilization and Blending Fee shall only be payable by Shipper for the Receipt Point volumes of Crude Oil that receive stabilization services at the Central Processing Facility in accordance with Section 3.8 of the Agreement;

(iii)    a pumpover fee of $[***] per Barrel (as may be increased in accordance with clause (b) of this Exhibit I, the “Pumpover Fee”) for the volumes of Crude Oil delivered by Gatherer at the Delivery Points; and

(iv)    a storage fee of $[***] per Barrel per Month of Tankage Shell Capacity of the Storage Tanks (as may be increased in accordance with clause (b) of this Exhibit I, the “Storage Fee”) and shall apply to Shipper for a period from the Effective Date to December 31, [***] and thereafter if Shipper has not exercised its rights pursuant to Section 3.9(a) of the Agreement to discontinue use of all Storage Tanks; provided that the Storage Fee shall not be payable on Tankage Shell Capacity greater than [***] Barrels for the Storage Tanks provided by Gatherer pursuant to Section 3.9(a) of the Agreement unless Shipper requests and receives additional storage capacity pursuant to Section 3.9(d) of the Agreement.

(b)    The Fees shall escalate at a fixed annual percentage of [***]% beginning January 1st, [***]. Such adjustment shall be made effective upon the first Day of each Contract Year commencing in the Contract Year beginning in [***].

Exhibit I – Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

GRANTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

EXHIBIT J

GATHERER PROVISIONS

OMS and MLP hereby agree that the Fees received pursuant to this Agreement shall be allocated on a quarterly basis to the applicable DevCo or DevCos whose assets were utilized in the performance of the Services. OMS and MLP hereby further agree that each DevCo whose assets were utilized in the performance of the Services shall be allocated on a quarterly basis the actual costs incurred to operate and maintain, or reasonably allocable to the operation and maintenance of, (in each case, including capital maintenance expenses) the assets owned by such DevCo.

Exhibit J – Page 1